This Prospectus describes a family of investment companies which has been organized by Principal Mutual Life Insurance Company. Together the Funds provide the following range of investment objectives:


                              GROWTH-ORIENTED FUNDS

                                    Domestic


Principal Balanced Fund, Inc. seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Principal Blue Chip Fund, Inc. seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Principal Capital Value Fund, Inc. seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal Growth Fund, Inc. seeks growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal MidCap Fund, Inc. seeks to achieve long-term  capital  appreciation by
investing  primarily  in  securities  of  emerging  and  other   growth-oriented
companies.


Principal Real Estate Fund, Inc. seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc. seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.


Principal Utilities Fund, Inc. seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.


                                  International

Principal International Emerging Markets Fund, Inc. seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.


Principal International Fund, Inc. seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.


Principal International SmallCap Fund, Inc. seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

                              INCOME-ORIENTED FUNDS


Principal Bond Fund, Inc. seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is December 31, 1997
                       as revised through August 1, 1998.

Principal Government Securities Income Fund, Inc. seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Principal High Yield Fund, Inc. seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income. Principal High Yield Fund, Inc. invests predominantly in lower rated bonds, commonly referred to as "junk bonds" and may invest 100% of its assets in such bonds. Bonds of this type are considered to be speculative with regard to payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in this fund. THESE ARE SPECULATIVE SECURITIES.

Principal Limited Term Bond Fund, Inc. seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Principal Tax-Exempt Bond Fund, Inc. seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality tax-exempt fixed income obligations.


                               MONEY MARKET FUNDS


Principal Cash Management Fund, Inc. seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Principal Tax-Exempt Cash Management Fund, Inc. seeks, through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity.


Each of the Principal Funds, except the Tax-Exempt Bond Fund and Tax-Exempt Cash Management Fund, offers three classes of shares: Class A, Class B and Class R shares. Tax-Exempt Bond Fund offers Class A and Class R shares. Tax-Exempt Cash Management Fund only offers Class A shares. Each class is sold under a different sales arrangement and has different expenses. Only Class A and Class B shares are offered through this Prospectus. For more information about the different sales arrangements, see "How to Purchase Shares" and "Offering Price of Fund's Shares." For information about various expenses borne by each class see "Overview."

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus concisely states information about the Principal Funds that an investor should know before investing. It should be read and retained for future reference.

     Additional information about the Funds has been filed with the Securities and Exchange Commission, including a document called a Statement of Additional Information dated December 31, 1997 which is incorporated by reference herein. The Statement of Additional Information and a Prospectus for Class R shares can be obtained free of charge by writing or telephoning the Funds' principal underwriter: Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

                                TABLE OF CONTENTS

                                                                            Page

     Overview  ..............................................................  4


     Financial Highlights.................................................... 11


     Investment Objectives, Policies and Restrictions........................ 24

         Growth-Oriented Funds............................................... 24

             Domestic........................................................ 24

             International................................................... 29

         Income-Oriented Funds............................................... 30

         Money Market Funds.................................................. 36

     Certain Investment Policies and Restrictions............................ 38

     Risk Factors............................................................ 40

     How the Funds are Managed............................................... 40

     How to Purchase Shares.................................................. 43

     Offering Price of Funds' Shares ........................................ 45

     Distribution and Shareholder Servicing Plans and Fees................... 47

     Determination of Net Asset Value of Funds' Shares....................... 47

     Distribution of Income Dividends and Realized Capital Gains ............ 48

     Tax Treatment of the Funds, Dividends and Distributions ................ 50

     How to Exchange Shares.................................................. 51

     How to Sell Shares...................................................... 52

     Periodic Withdrawal Plan................................................ 53

     Performance Calculation................................................. 54

     General Information About a Fund Account................................ 55

     Retirement Plans........................................................ 56

     Shareholder Rights...................................................... 56

     Additional Information.................................................. 56


     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of any of the Funds in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made. Currently, shares of the Funds are not available for sale in any U.S. possession or in Canada or any other foreign country. No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Funds Manager. Because the Principal Funds use a combined Prospectus there may be a possibility that one Fund might become liable for any misstatements, inaccuracy, or incomplete disclosure in the Prospectus concerning another Fund.


OVERVIEW

     The following overview is provided for your convenience. Please read the detailed information found in the prospectus.

     The Principal Funds are separately incorporated, open-end diversified management investment companies. Each of the Funds, except the Tax-Exempt Bond Fund and Tax-Exempt Cash Management Fund, offers three classes of shares: Class A, Class B and Class R shares. The Tax-Exempt Bond Fund offers only Class A and Class B shares. The Tax-Exempt Cash Management Fund offers only Class A shares. Only Class A and Class B Shares are offered through this Prospectus.

What it Costs to Invest

     There are costs to acquire and own many types of investments. Shares of the Principal Funds are no exception. The tables on the next pages show the fees and expenses of buying and owning shares of each of the Funds. Except as noted, the information for all of the Funds is based on the fiscal year ended October 31, 1997. The Examples are based on each Fund's Annual Operating Expenses described in Tables A and B. Please remember that actual expenses and future expenses may be more or less than those shown.

                                                  Shareholder Transaction Expenses

                                                             Class A Shares

                                                   Maximum Sales Load Imposed                                       Contingent
                                                          on Purchases                 Redemption    Exchange     Deferred Sales
                     Fund                     (as a percentage of offering price)          Fee*        Fee           Charge
                     ----                     -----------------------------------      ----------    --------     --------------

     All Funds except Limited Term Bond Fund
       and Money Market Funds                                4.75%                         None        None           None
     Limited Term Bond Fund                                  1.50%                         None        None           None
     Money Market Funds                                       None                         None        None           None

     * A wire charge of $6.00 will be deducted for all wire transfers.

                                                             Class B Shares

                                              Maximum Sales Load                             Contingent Deferred Sales Charge
                                             Imposed on Purchases                            (as a percentage of the lower of
                                             (as a percentage of      Redemption  Exchange      the original purchase price
                     Fund                       offering price)          Fee*        Fee          or redemption proceeds
                     ----                    --------------------     ----------  --------    -------------------------------

     All Funds except Limited Term Bond Fund         4.75%               None       None           Redemptions During Year
                                                                                                   -----------------------
                                                                                             1     2     3    4     5    6   7
                                                                                             -     -     -    -     -    -   -
                                                                                             4%    4%    3%   3%    2%   1%  0%


       Limited Term Bond Fund                        1.50%               None       None           Redemptions During Year
                                                                                                   -----------------------
                                                                                             1     2     3    4     5    6   7
                                                                                             -     -     -    -     -    -   -
                                                                                            1.25% 1.25% .75% .75%  .50% .25% 0%

     * A wire charge of $6.00 will be deducted for all wire transfers.

   TABLE A                                           CLASS A SHARES
                                                                        Annual Fund Operating Expenses
                                                                    (as a percentage of average net assets)
                                                    -----------------------------------------------------------------------
                                                    Management            12b-1            Other            Total Operating
                       Fund                            Fee                 Fee            Expenses              Expenses
                       ----                         ----------            -----           --------          ---------------

     Balanced Fund                                     .60%               .25%              .48%                  1.33%
     Blue Chip Fund                                    .50                .25               .55                   1.30
     Bond Fund                                         .46                .23               .26                    .95*
     Capital Value Fund                                .40                .12               .18                    .70
     Cash Management Fund                              .37                None              .26                    .63*
     Government Securities Income Fund                 .46                .19               .19                    .84
     Growth Fund                                       .44                .21               .38                   1.03
     High Yield Fund                                   .60                .25               .37                   1.22
     International Emerging Markets Fund              1.23                .09               .71                   2.03**
     International Fund                                .71                .21               .47                   1.39
     International SmallCap Fund                      1.19                .09               .71                   1.99**
     Limited Term Bond Fund                            .25                .17               .48                    .90*
     MidCap Fund                                       .59                .25               .42                   1.26
     Real Estate Fund                                  .90                .25               .55                   1.70***
     SmallCap Fund                                     .85                .25               .55                   1.65***
     Tax-Exempt Bond Fund                              .48                .20               .11                    .79
     Tax-Exempt Cash Management Fund                   .47                None              .23                    .70*
     Utilities Fund                                    .50                .25               .40                   1.15*

     *   After waiver.
     **  Annualized
     *** Estimated expenses.

   TABLE B                                           CLASS B SHARES
                                                                        Annual Fund Operating Expenses
                                                                    (as a percentage of average net assets)
                                                   -----------------------------------------------------------------------
                                                    Management            12b-1            Other            Total Operating
                       Fund                            Fee                 Fee            Expenses              Expenses
                       ----                         ----------            -----           --------          ---------------
     Balanced Fund                                     .60%               .92%              .62%                  2.14%
     Blue Chip Fund                                    .50                .89               .67                   2.06
     Bond Fund                                         .40                .91               .39                   1.70*
     Capital Value Fund                                .40                .91               .34                   1.65
     Cash Management Fund                              .00                .31              1.16                   1.47*
     Government Securities Income Fund                 .46                .63               .30                   1.39
     Growth Fund                                       .44                .58               .46                   1.48
     High Yield Fund                                   .60                .95               .58                   2.13
     International Emerging Markets Fund              1.23                .18               .75                   2.16**
     International Fund                                .71                .90               .56                   2.17
     International SmallCap Fund                      1.19                .18               .70                   2.07**
     Limited Term Bond Fund                            .00                .51               .73                   1.24*
     MidCap Fund                                       .59                .63               .47                   1.69
     Real Estate Fund                                  .90                .90               .55                   2.35***
     SmallCap Fund                                     .85                .90               .55                   2.30***
     Tax-Exempt Bond Fund                              .48                .76               .21                   1.45
     Utilities Fund                                    .54                .85               .51                   1.90*

     *   After waiver.
     **  Annualized
     *** Estimated expenses.

  Example A

     You would pay the following expenses on a $1,000  investment,  assuming (1)
     5% annual return and (2) redemption at the end of each time period:

                                                  1  Year            3 Years              5 Years          10 Years(a)
                                               ---------------  -----------------   -----------------   ----------------
                                               Class A Class B  Class A   Class B   Class A   Class B   Class A  Class B
                     Fund                      Shares  Shares   Shares    Shares    Shares    Shares    Shares   Shares
                     ----                      ------- -------  -------   -------   -------   -------   -------  -------
     Balanced Fund                             $60       $63       $88      $100      $117      $138      $200     $217
     Blue Chip Fund                            $60       $62       $87       $97      $115      $134      $197     $210
     Bond Fund                                 $57       $59       $76       $87       $98      $116      $159     $172
     Capital Value Fund                        $54       $58       $69       $85       $85      $113      $130     $158
     Cash Management Fund                       $6       $56       $20       $80       $35      $104       $79     $142
     Government Securities Income Fund         $56       $56       $73       $77       $92      $100      $146     $145
     Growth Fund                               $58       $56       $79       $80      $102      $105      $167     $159
     High Yield Fund                           $59       $63       $84       $99      $111      $137      $188     $212
     International Emerging Markets Fund       $67       $63      $108      $100       N/A       N/A       N/A      N/A
     International Fund                        $61       $63       $89      $101      $120      $139      $206     $221
     International SmallCap Fund               $57       $62      $107       $98       N/A       N/A       N/A      N/A
     Limited Term Bond Fund                    $24       $26       $43       $48       $64       $74      $124     $136
     MidCap Fund                               $60       $59       $86       $86      $113      $115      $193     $183
     Real Estate Fund                          $64       $65       $99      $106       N/A       N/A       N/A      N/A
     SmallCap Fund                             $63       $64       $97      $104       N/A       N/A       N/A      N/A
     Tax-Exempt Bond Fund                      $55       $56       $72       $79       $89      $103      $141     $147
     Tax-Exempt Cash Management Fund            $7       $56       $22       $80       $39      $104       $87     $145
     Utilities Fund                            $59       $61       $82       $93      $108      $126      $181     $194

  Example B

     You would pay the following expenses on the same investment, assuming no redemption:

                                                  1  Year            3 Years              5 Years          10 Years(a)
                                               ---------------  -----------------   -----------------   ----------------
                                               Class A Class B  Class A   Class B   Class A   Class B   Class A  Class B
                     Fund                      Shares  Shares   Shares    Shares    Shares    Shares    Shares   Shares
                     ----                      ------- -------  -------   -------   -------   -------   -------  -------
     Balanced Fund                             $60       $22       $88       $67      $117      $115      $200     $217
     Blue Chip Fund                            $60       $21       $87       $65      $115      $111      $197     $210
     Bond Fund                                 $57       $17       $76       $54       $98       $92      $159     $172
     Capital Value Fund                        $54       $17       $69       $52       $85       $90      $130     $158
     Cash Management Fund                       $6       $15       $20       $46       $35       $80       $79     $142
     Government Securities Income Fund         $56       $14       $73       $44       $92       $76      $146     $145
     Growth Fund                               $58       $15       $79       $47      $102       $81      $167     $159
     High Yield Fund                           $59       $22       $84       $67      $111      $114      $188     $212
     International Emerging Markets Fund       $67       $22      $108       $68       N/A       N/A       N/A      N/A
     International Fund                        $61       $22       $89       $68      $120      $116      $206     $221
     International SmallCap Fund               $57       $21      $107       $65       N/A       N/A       N/A      N/A
     Limited Term Bond Fund                    $24       $13       $43       $39       $64       $68      $124     $136
     MidCap Fund                               $60       $17       $86       $53      $113       $92      $193     $183
     Real Estate Fund                          $64       $24       $99       $73       N/A       N/A       N/A      N/A
     SmallCap Fund                             $63       $23       $97       $72       N/A       N/A       N/A      N/A
     Tax-Exempt Bond Fund                      $55       $15       $72       $46       $89       $79      $141     $147
     Tax-Exempt Cash Management Fund            $7       $15       $22       $46       $39       $80       $87     $145
     Utilities Fund                            $59       $19       $82       $60      $108      $103      $181     $194

     (a) The amount in this column reflects the conversion of Class B shares to Class A shares seven years after the initial purchase.

     The purpose of these tables is to help you understand the expenses of the Principal mutual funds. The Fund's Annual Fund Operating Expenses shown in Table A for Class A shares are generally based on each Fund's actual expenses. However, each of the Funds, except Money Market - Class A shares, have adopted a 12b-1 Plan. These Plans permit Princor Financial Services Corporation ("Princor") as underwriter of the Funds to collect an annual fee of up to .25% of each Fund's average net assets. A portion of this annual fee is considered an asset-based sales charge. It may then be possible that a long-term shareholder of Class A shares may pay more than the maximum front-end sales charge permitted by the National Association of Securities Dealers. See "Distribution and Shareholder Servicing Plan and Fees", "How to Purchase Shares" and "How the Funds are Managed."

     For the fiscal year ended October 31, 1997, the Manager waived a portion of its fees as shown below:

                                      Total operating expenses
                                           Before waiver         After waiver
                                      ------------------------ ----------------

              Fund                        Class A   Class B   Class A   Class B
              ----                        -------   -------   -------   -------
     Bond Fund                             .98%       1.79%      .95%    1.70%
     Cash Management Fund                  .63%       2.14%      .63%    1.47%
     Limited Term Bond Fund               1.15%       3.82%      .90%    1.24%
     Tax-Exempt Cash Management Fund       .73       22.58%      .70%    1.47%
     Utilities Fund                       1.25%       1.95%     1.15%    1.90%

     A significant portion of the assets of the Cash Management and Tax-Exempt Cash Management Funds have been invested via Principal Financial Securities, Inc. ("PFS"), a broker-dealer affiliated with Princor and the Manager of both the Funds. Subject to regulatory approval, PFS will be sold in mid-January, 1998. It is anticipated that the assets of PFS clients will be redeemed from these two funds. Should that occur, management fees before waiver are estimated to be .46% and .62% respectively. With the waivers, management fees, for Cash Management and Tax-Exempt Cash Management are estimated to be .33% and .33%.

What the Principal Funds Offer You

     Your financial objectives may be investing for retirement or a child's education, accumulating a vacation fund or generating current income. Your purchase of Principal Funds may help you achieve your financial goals. The Funds offer a choice of investment risks allowing you to choose different options based on your willingness to assume risk. The Funds offer:


     Professional Investment Management: Principal Management Corporation (the "Manager") is the Manager for each of the Funds. Through a Sub-Advisory
Agreement between Invista Capital Management ("Invista") and the Manager, Invista performs the investment advisory responsibilities of the Manager for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities Income Fund and the Limited Term Bond Fund. The Manager and Invista employ experienced securities analysts to provide you with professional investment management. The Manager or Invista decides how and where to invest Fund assets. Investment decisions are based on research into the financial performance of individual companies and specific securities issues, taking into account general economic and market trends. See "How the Funds are Managed."


     Diversification: Principal Funds allow you to diversify your assets across dozens of securities issued by a number of issuers. In addition, you may further diversify by investing in several of the Funds. Diversification reduces investment risk.

     Economies  of  Scale:   Pooling  individual   shareholders'  money  creates
administrative efficiencies and, in certain Funds, saves on brokerage commissions through round-lot orders and quantity discounts. By pooling money with other investors, you can invest indirectly in many more securities than you could on your own.

     Liquidity: Upon request, each Fund will redeem all or part of your shares and promptly pay the current net asset value of the shares redeemed, less any applicable contingent deferred sales charge. See "How to Sell Shares."

     Dividends: Each Fund will normally declare a dividend payable to shareholders from investment income in accordance with its distribution policy. Dividends payable for Class B shares will be lower than dividends payable for Class A shares. See "Distribution of Income Dividends and Realized Capital Gains."

     Convenient Investment and Recordkeeping Services: Generally, shareholders of any of the Funds (except the Money Market Funds) will receive a statement of account each time there is a transaction that effects the account. Shareholders of the Money Market Funds will receive a monthly statement of account. However, certain shareholders will receive quarterly statements in lieu of other statements. See "General Information About a Fund Account." In addition, shareholders may complete certain transactions and access account information by telephoning 1-800-247-4123.

Investment Objectives of the Funds

                              GROWTH-ORIENTED FUNDS

                                    Domestic
                                    --------
                Fund                             Investment Objectives
                ----                             ---------------------

Principal Balanced Fund, Inc.       Total   investment   return   consisting  of
                                    current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

Principal Blue Chip Fund,  Inc.     Growth of capital and growth of income.
                                    In seeking to achieve its objective, the Fund will invest primarily in common stocks of well-capitalized, established companies which the Fund's Manager believes to have the potential for growth of capital, earnings and dividends.


Principal Capital  Value Fund, Inc. Long-term capital appreciation with   a
                                    secondary objective  of growth of investment
                                    income.   The Fund seeks to achieve its
                                    objectives primarily through the purchase
                                    of  common   stocks, but  the   Fund  may
                                    invest in other securities.


Principal Growth Fund, Inc.         Growth of  capital.  The Fund seeks to
                                    achieve  its  objective  through the
                                    purchase primarily of common stocks, but the Fund may invest in other securities.

Principal MidCap Fund, Inc.         Long-term  capital  appreciation.  The Fund
                                    invests primarily in securities of emerging and other growth-oriented companies.

Principal Real Estate Fund, Inc.    Generate total return. In seeking to achieve
                                    its objective, the Fund will primarily
                                    invest in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc.       Long-term  growth of capital. The Fund seeks
                                    to achieve its  objective  by investing
                                    primarily in equity securities of companies with comparatively smaller market capitalizations.

Principal Utilities Fund, Inc.      Current  income  and  long-term  growth of
                                    income  and  capital.  The Fund invests
                                    primarily  in equity  and  fixed-income
                                    securities of companies engaged in the public utilities industry.

                               International
                               -------------

               Fund                            Investment Objectives
               ----                            ---------------------

Principal International Emerging    Long-term growth of  capital. The Fund will
Markets Fund, Inc.                  invest  primarily  in equity securities of
                                    issuers in emerging market countries.

Principal International Fund, Inc.  Long-term  growth  of  capital  by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Principal International
SmallCap Fund,  Inc.                Long-term  growth of capital. The Fund will
                                    invest primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

                              INCOME-ORIENTED FUNDS

                   Fund                            Investment Objectives
                   ----                            ---------------------

Principal Bond Fund, Inc.           As high a level of income as is  consistent
                                    with  preservation  of capital and   prudent
                                    investment risk. This Fund invests primarily in investment-grade bonds.

Principal Government Securities     A high level of current  income,  liquidity
Income Fund, Inc.                   and safety of  principal.  The Fund seeks to
                                    achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National
                                    Mortgage  Association  Certificates ("GNMA
                                    Certificates").  Fund  shares  are  not
                                    guaranteed  by the  United  States
                                    Government.

Principal High Yield Fund, Inc.     High  current income.Capital growth is a
                                    secondary  objective when consistent with
                                    the   objective   of high current-income.
                                    The Fund will invest primarily   in  high
                                    yielding, lower or non-rated fixed-income securities (commonly known as "junk bonds").

Principal Limited Term Bond         A  high level of current income consistent
Fund, Inc.                          with a relatively high level of principal
                                    stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Principal Tax-Exempt Bond           As high a level of current interest income
Fund, Inc.                          exempt from  federal income tax as is
                                    consistent with  preservation of capital.
                                    This Fund invests primarily in investment-grade, tax-exempt, fixed-income obligations.

                               MONEY MARKET FUNDS

               Fund                          Investment Objectives
               ----                          ---------------------

Principal Cash Management           As high a level of current income available
Fund, Inc.                          from short-term securities as is considered
                                    consistent with preservation of principal and maintenance of liquidity. The Fund invests in money market instruments.

Principal Tax-Exempt Cash           As high a level of current  interest  income
Management Fund, Inc.               exempt from federal income tax as is
                                    consistent with stability of principal and the maintenance of liquidity. The
                                    Fund invests in high-quality, short-term municipal obligations.

     There can be no assurance that the investment objectives of any of the Funds will be realized. See "Investment Objectives, Policies and Restrictions."

The Risks of Investing

     Because the Funds have different investment objectives, each Fund is subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the earnings stability and overall financial soundness of an issuer of an equity security and to the ability of an issuer of a debt security to pay interest and principal when due. Market risk refers to the degree to which the price of a security reacts to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity which changes in the overall level of interest rates are reflected in the level of current income of a Fund. See "Risk Factors" and "Investment Objectives, Policies and Restrictions."

How to Buy Shares


     You can become a shareholder by completing the application that accompanies this Prospectus. Mail it, along with a check, to Princor. The initial investment for the Funds must be at least $1,000 ($500 for an account established under the Uniform Gifts to Minors Act or Uniform Transfers Act). An IRA may be established with a minimum of $500. See "Retirement Plans." The minimum subsequent investment is $100. Lower minimum initial and subsequent purchase amounts are available to you if you make regular periodic investments under an Automatic Investment Plan. Minimum investment amounts do not apply to certain Money Market Fund accounts. See "How to Purchase Shares." Class B shares of the Cash Management Fund may only be purchased by an exchange from other Class B shares. See "How to Exchange Shares."


     Each Fund, except Tax-Exempt Bond Fund and Tax-Exempt Cash Management Fund, offers three classes of shares through Princor and other dealers which it selects. Tax-Exempt Bond Fund offers Class A and Class B shares. Tax-Exempt Cash Management Fund offers only Class A shares. Only two classes of shares are offered through this Prospectus, Class A shares and Class B shares. The two classes of shares bear sales charges in different forms and amounts and bear different expense levels.

     Class A shares. When you buy less than $1 million of Class A shares of any of the Principal Funds (except the Money Market Funds), you pay a sales charge at the time of purchase. The sales charge ranges from a high of 4.75% (1.50% for Limited Term Bond Fund) on purchases of up to $50,000 to a low of 0% on purchases of $1 million or more. Purchases of $1 million or more are subject to a .75% (.25% of the Limited Term Bond Fund) contingent deferred sales charge on redemptions within 18 months from the date of purchase. Certain purchases of Class A shares qualify for reduced sales charges. See "How to Purchase Shares" and "Offering Price of Funds' Shares." Class A shares for each of the Funds (except the Money Market Funds) currently bear a 12b-1 fee at the annual rate of up to 0.25% (.15% for the Limited Term Bond Fund) of the Fund's average net assets attributable to Class A shares. See "Distribution and Shareholder Servicing Plans and Fees."

     Class A shares of the Money Market Funds are sold without a sales charge at the net asset value next determined after receipt of an order. Under most circumstances, the net asset value will remain constant at $1.00 per share; however, there can be no assurance that the net asset value will not change.

     Class B shares. Class B shares for each Fund are sold without an initial sales charge, but are subject to a declining contingent deferred sales charge which begins at 4% (1.25% for the Limited Term Bond Fund) and declines to zero over a seven-year schedule. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. Class B shares of the Cash Management Fund may be purchased only by exchange from other Class B shares. Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of 1.00% (.50% for the Limited Term Bond Fund) of the Fund's average net assets attributable to Class B shares. Class B shares will automatically convert into Class A shares, based on relative net asset value, approximately seven years (five years for certain sponsored plans) after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. See "How to Purchase Shares" and "Offering Price of Funds' Shares."

How to Exchange Shares

     Shares of Principal Funds may be exchanged for shares of the same Class of other Principal Funds without a sales charge or administrative fee under certain conditions as described under "How to Exchange Shares." In addition, Class A shares of the Money Market Funds acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for Class B shares of any Growth-Oriented or Income-Oriented Fund. Shares may be exchanged by telephone or written request. An exchange is a sale for tax purposes. Also, dividends and capital gains distributions from shares of a Class of one Principal Fund may be automatically "cross-reinvested" in shares of the same Class of another Principal Fund. See "Distribution of Income Dividends and Realized Capital Gains."

How to Sell Shares

     You may sell (redeem) shares by mail or by telephone. Redemption proceeds will generally be mailed to you on the next business day after the redemption request is received in good order. Upon proper authorization certain redemptions may be processed through a selected dealer. Automatic redemptions of a specified amount may also be made through a Periodic Withdrawal Plan. In addition, Class A shares of the Money Market Funds may be redeemed by writing a check against the account balance or by establishing a preauthorized withdrawal service on the account. Redemptions of Class A shares are generally made at net asset value without charge. However, Class A share purchases of $1 million or more may be subject to a .75% (.25% for the Limited Term Bond Fund) contingent deferred sales charge if redeemed within 18 months of purchase. Redemptions of Class B shares within six years (five years for certain sponsored plans) of purchase will generally be subject to a contingent deferred sales charge. See "Offering Price of Funds' Shares" and "How to Sell Shares." If redemption proceeds are wired to a financial institution, a six dollar ($6) wire fee will be charged.

FINANCIAL HIGHLIGHTS

     The following financial highlights are derived from financial statements which, for the five years in the period ended October 31, 1997, have been audited by Ernst & Young LLP, independent auditors, whose report has been incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference herein. Audited financial statements may be obtained by shareholders, without charge, by telephoning 1-800-451-5447.

GROWTH-ORIENTED FUNDS

         Domestic

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments Operations    Income    Capital Gains Distributions of Period


   Principal Balanced Fund, Inc.(b)(c)
     Class A
     Year Ended October 31,

       1997                             $14.61     $.35      $1.81       $ 2.16      $(.36)       $(1.30)      $(1.66)     $15.11
       1996                              13.74      .38       1.59         1.97       (.43)         (.67)       (1.10)      14.61
       1995                              12.43      .41       1.31         1.72       (.36)         (.05)        (.41)      13.74
       1994                              13.26      .32       (.20)         .12       (.40)         (.55)        (.95)      12.43
       1993                              12.78      .35       1 .14        1.49       (.37)         (.64)       (1.01)      13.26
       1992                              11.81      .41        .98         1.39       (.42)           --         (.42)      12.78
       1991                               9.24      .46       2.61         3.07       (.50)           --         (.50)      11.81
       1990                              11.54      .53      (1.70)       (1.17)      (.59)         (.54)       (1.13)       9.24
       1989                              11.09      .61        .56         1.17       (.56)         (.16)        (.72)      11.54
     Period Ended October 31, 1988 (d)    9.96      .40       1.02         1.42       (.29)           --         (.29)      11.09

     Class B
     Year Ended October 31,
       1997                              14.56      .25       1.79         2.04       (.25)        (1.30)       (1.55)      15.05
       1996                              13.71      .29       1.55         1.84       (.32)         (.67)        (.99)      14.56
     Period Ended October 31, 1995 (g)   11.80      .31       1.90         2.21       (.30)           --         (.30)      13.71

   Principal Blue Chip Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                              17.10      .21       3.58         3.79       (.21)         (.46)        (.67)      20.22
       1996                              15.03      .23       2.45         2.68       (.26)         (.35)        (.61)      17.10
       1995                              12.45      .24       2.55         2.79       (.21)           --         (.21)      15.03
       1994                              11.94      .20        .57          .77       (.26)           --         (.26)      12.45
       1993                              11.51      .21        .43          .64       (.18)         (.03)        (.21)      11.94
       1992                              10.61      .17        .88         1.05       (.15)           --         (.15)      11.51
     Period Ended October 31, 1991(h)    10.02      .10        .57          .67       (.08)           --         (.08)      10.61

     Class B
     Year Ended October 31,
       1997                              17.03      .07       3.54         3.61       (.04)         (.46)        (.50)      20.14
       1996                              14.99      .11       2.41         2.52       (.13)         (.35)        (.48)      17.03
     Period Ended October 31, 1995(g)    11.89      .15       3.10         3.25       (.15)           --         (.15)      14.99

   Principal Capital Value Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                              27.72      .50       5.80         6.30       (.48)        (3.85)       (4.33)      29.69
       1996                              23.69      .45       5.48         5.93       (.43)        (1.47)       (1.90)      27.72
       1995                              20.83      .45       3.15         3.60       (.39)         (.35)        (.74)      23.69
       1994                              21.41      .39        .93         1.32       (.41)        (1.49)       (1.90)      20.83
       1993                              21.34      .43       1.67         2.10       (.43)        (1.60)       (2.03)      21.41
       1992                              19.53      .45       1.82         2.27       (.46)           --         (.46)      21.34
       1991                              14.31      .49       5.24         5.73       (.51)           --         (.51)      19.53
       1990                              18.16      .52      (3.64)       (3.12)      (.40)         (.33)        (.73)      14.31
     Four Months Ended October 31,
       1989(i)                           19.11     .18       (.06)         .12       (.29)         (.78)       (1.07)      18.16
     Year Ended June 30,
       1989                              18.82      .53       1.10         1.63       (.51)         (.83)       (1.34)      19.11
       1988                              21.66      .44      (1.06)        (.62)      (.41)        (1.81)       (2.22)      18.82

     Class B
     Year Ended October 31,
       1997                              27.58      .23       5.77         6.00       (.22)        (3.85)       (4.07)      29.51
       1996                              23.61      .21       5.45         5.66       (.22)        (1.47)       (1.69)      27.58
     Period Ended October 31, 1995(g)    19.12      .33       4.46         4.79       (.30)           --         (.30)      23.61

                                                                            Ratio/Supplemental Data

                                                                                      Ratio of Net
                                                                            Ratio of   Investment
                                                             Net Assets at Expenses to  Income to  Portfolio   Average
                                                    Total    End of Period   Average     Average    Turnover  Commission
                                                 Return (a) (in thousands) Net Assets  Net Assets     Rate     Rate Paid


   Principal Balanced Fund, Inc.(b)(c)
     Class A
     Year Ended October 31,
       1997                                         15.88%     $ 85,436      1.33%        2.42%       27.6%      $.0392
       1996                                         15.10        70,820      1.28         2.82        32.6        .0421
       1995                                         14.18        57,125      1.37         3.21        35.8         N/A
       1994                                           .94        53,366      1.51         2.70        14.4         N/A
       1993                                         12.24        39,952      1.35         2.78        27.5         N/A
       1992                                         11.86        31,339      1.29         3.39        30.6         N/A
       1991                                         34.09        23,372      1.30         4.25        23.6         N/A
       1990                                        (11.28)       18,122      1.32         5.22        33.7         N/A
       1989                                         11.03        20,144      1.25         5.45        30.2         N/A
     Period Ended October 31, 1988 (d)              12.42(e)     16,282      1.12(f)      4.51(f)     65.2(f)      N/A

     Class B
     Year Ended October 31,
       1997                                         14.96        11,885      2.14         1.58        27.6        .0392
       1996                                         14.10         5,964      2.13         1.93        32.6        .0421
     Period Ended October 31, 1995 (g)              18.72(e)      1,263      1.91(f)      2.53(f)     35.8(f)      N/A

   Principal Blue Chip Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                         22.57        79,985      1.30         1.10        55.4        .0394
       1996                                         18.20        44,389      1.33         1.41        13.3        .0456
       1995                                         22.65        35,212      1.38         1.83        26.1         N/A
       1994                                          6.58        27,246      1.46         1.72         5.5         N/A
       1993                                          5.65        23,759      1.25         1.87        11.2         N/A
       1992                                          9.92        19,926      1.56         1.49        13.5         N/A
     Period Ended October 31, 1991(h)                6.37(e)     12,670      1.71(f)      1.67(f)      0.4(f)      N/A

     Class B
     Year Ended October 31,
       1997                                         21.59        18,265      2.06          .32        55.4        .0394
       1996                                         17.18         6,527      2.19          .49        13.3        .0456
     Period Ended October 31, 1995  (g)             26.20(e)      1,732      1.90(f)       .97(f)     26.1(f)      N/A

   Principal Capital Value Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                         25.36       494,444       .70         1.85        30.8        .0457
       1996                                         26.41       435,617       .69         1.82        50.2        .0421
       1995                                         17.94       339,656       .75         2.08        46.0         N/A
       1994                                          6.67       285,965       .83         2.02        31.7         N/A
       1993                                         10.42       240,016       .82         2.16        24.8         N/A
       1992                                         11.67       190,301       .93         2.17        38.3         N/A
       1991                                         40.63       152,814       .99         2.72        19.7         N/A
       1990                                        (17.82)      109,507      1.10         3.10        27.7         N/A
     Four Months Ended October 31, 1989 (i)           .44(e)    122,685      1.10(f)      2.87(f)     19.7(f)
     Year Ended June 30,
       1989                                          9.53       117,473      1.00         3.04        28.1         N/A
       1988                                         (2.30)       97,147       .96         2.40        27.9         N/A

     Class B
     Year Ended October 31,
       1997                                          24.13        27,240      1.65         .84        30.8        .0457
       1996                                          25.19         9,832      1.70         .80        50.2        .0421
     Period Ended October 31, 1995 (g)               25.06(e)      2,248      1.50(f)     1.07(f)     46.0(f)      N/A

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Effective December 5, 1994, the name of Princor Managed Fund, Inc. was changed to Princor Balanced Fund, Inc.

(c) Effective January 1, 1998, the names of the following Domestic Growth Funds were changed:
                   from                                     to
                   ----                                     --
     Princor Balanced Fund, Inc.              Principal Balanced Fund, Inc.
     Princor Blue Chip Fund, Inc.             Principal Blue Chip Fund, Inc.
     Princor Capital Accumulation Fund, Inc.  Principal Capital Value Fund, Inc.

(d) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.08 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred net realized and unrealized losses on investments of $.12 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Period from December 9,1994, date Class B shares first offered to the public, through October 31, 1995. For the initial period from December 5, 1994 through December 8, 1994, certain Domestic Growth Funds' Class B shares recognized no net investment income but incurred unrealized losses on investments as shown below. This represented Class B shares activities of each fund prior to the initial public offering of Class B shares.
                                                        Per Share
              Fund                                  Unrealized (Loss)
              ----                                  -----------------

     Principal Balanced Fund, Inc.                        $(.19)
     Principal Blue Chip Fund, Inc.                        (.15)
     Principal Capital Value Fund, Inc.                    (.46)

(h) Period from March 1, 1991, date shares first offered to public, through October 31, 1991. Net investment income, aggregating $.01 per share for the period from the initial purchase of shares on February 11, 1991 through February 28, 1991, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred unrealized gains on investments of $.01 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(i) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

GROWTH-ORIENTED FUNDS
         Domestic

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                          Net Realized
                                                    Net        and
                                       Net Asset  Invest-  Unrealized     Total     Dividends                              Net Asset
                                       Value at    ment       Gain        from      from Net   Distributions               Value at
                                       Beginning  Income    (Loss) on   Investment Investment      from          Total        End
                                       of Period  (Loss)   Investments Operations    Income    Capital Gains Distributions of Period


   Principal Growth Fund, Inc.(b)
     Class A
     Year Ended October 31,

       1997                             $39.54    $ .31     $11.26       $11.57      $(.31)       $ (.37)      $ (.68)     $50.43
       1996                              37.22      .35       3.50         3.85       (.35)        (1.18)       (1.53)      39.54
       1995                              31.14      .35       6.67         7.02       (.31)         (.63)        (.94)      37.22
       1994                              30.41      .26       2.56         2.82       (.28)        (1.81)       (2.09)      31.14
       1993                              28.63      .40       2.36         2.76       (.42)         (.56)        (.98)      30.41
       1992                              25.92      .39       3.32         3.71       (.40)         (.60)       (1.00)      28.63
       1991                              16.57      .41       9.32         9.73       (.38)           --         (.38)      25.92
       1990                              19.35      .35      (1.99)       (1.64)      (.34)         (.80)       (1.14)      16.57
     Four Months Ended October 31, 1989(c)18.35     .08       1.17         1.25       (.16)         (.09)        (.25)      19.35
     Year Ended June 30,
       1989                              19.84      .32        .36          .68       (.29)        (1.88)       (2.17)      18.35
       1988                              23.27      .26      (2.08)       (1.82)      (.22)        (1.39)       (1.61)      19.84

     Class B
     Year Ended October 31,
       1997                              39.43      .09      11.23        11.32       (.02)         (.37)        (.39)      50.36
       1996                              37.10      .08       3.48         3.56       (.05)        (1.18)       (1.23)      39.43
     Period Ended October 31, 1995(f)    28.33      .21       8.76         8.97       (.20)          --          (.20)      37.10

   Principal MidCap Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                              35.75      .07      10.80        10.87       (.11)        (1.18)       (1.29)      45.33
       1996                              31.45      .14       5.05         5.19       (.14)         (.75)        (.89)      35.75
       1995                              25.08      .12       6.45         6.57       (.06)         (.14)        (.20)      31.45
       1994                              23.56      --         1.61         1.61       --           (.09)        (.09)      25.08
       1993                              19.79      .06       3.82         3.88       (.11)          --          (.11)      23.56
       1992                              18.33      .14       1.92         2.06       (.15)         (.45)        (.60)      19.79
       1991                              11.35      .17       7.06         7.23       (.21)         (.04)        (.25)      18.33
       1990                              14.10      .31      (2.59)       (2.28)      (.37)         (.10)        (.47)      11.35
       1989                              12.77      .26       2.02         2.28       (.15)         (.80)        (.95)      14.10
     Period Ended October 31, 1988(g)    10.50      .06       2.26         2.32       (.05)          --          (.05)      12.77

     Class B
     Year Ended October 31,
       1997                              35.48     (.05)     10.64        10.59       (.01)        (1.18)       (1.19)      44.88
       1996                              31.31     (.04)      4.97         4.93       (.01)         (.75)        (.76)      35.48
     Period Ended October 31,1995(f)     23.15      --        8.18         8.18       (.02)          --          (.02)      31.31

   Principal Utilities Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                              11.40      .48(h)    1.12         1.60       (.45)          --          (.45)      12.55
       1996                              10.94      .44(h)     .45          .89       (.43)          --          (.43)      11.40
       1995                               9.25      .48(h)    1.70         2.18       (.49)          --          (.49)      10.94
       1994                              11.45      .46(h)   (2.19)       (1.73)      (.45)         (.02)        (.47)       9.25
     Period Ended October 31, 1993(i)    10.18      .35(h)    1.27         1.62       (.35)          --          (.35)      11.45

     Class B
     Year Ended October 31,
       1997                              11.38      .38(h)    1.13         1.51       (.36)          --          (.36)      12.53
       1996                              10.93      .36(h)     .43          .79       (.34)          --          (.34)      11.38
     Period Ended October 31, 1995(f)     9.20      .40(h)    1.77         2.17       (.44)          --          (.44)      10.93

                                                                          Ratio/Supplemental Data


                                                                                   Ratio of Net
                                                                          Ratio of   Investment
                                                           Net Assets at Expenses to  Income to   Portfolio    Average
                                                  Total    End of Period   Average     Average    Turnover    Commission
                                               Return (a) (in thousands) Net Assets  Net Assets     Rate      Rate Paid


   Principal Growth Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                      29.55%      $317,386      1.03%         .68%       16.5%        $.0411
       1996                                      10.60        228,361      1.08          .95         1.8          .0443
       1995                                      23.29        174,328      1.16         1.12        12.2           N/A
       1994                                       9.82        116,363      1.30          .95        13.6           N/A
       1993                                       9.83         80,051      1.26         1.40        16.4           N/A
       1992                                      14.76         63,405      1.19         1.46        15.6           N/A
       1991                                      59.30         45,892      1.13         1.85        10.6           N/A
       1990                                      (9.20)        28,917      1.18         1.88         9.7           N/A
     Four Months Ended October 31, 1989(c)        6.83(d)      32,828      1.22(e)      1.25(e)     50.1(e)        N/A
     Year Ended June 30,
       1989                                       4.38         31,770      1.08         1.78         9.7           N/A
       1988                                      (7.19)        34,316      1.00         1.29        24.9           N/A

     Class B
     Year Ended October 31,
       1997                                      28.92         42,241      1.48          .23        16.5          .0411
       1996                                       9.80         24,019      1.79          .22         1.8          .0443
     Period Ended October 31, 1995(f)            31.48(d)       8,279      1.80(e)       .31(e)     12.2(e)        N/A

   Principal MidCap Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                      31.26        346,666      1.26          .20         9.5          .0435
       1996                                      16.89        229,465      1.32          .46        12.3          .0391
       1995                                      26.41        150,611      1.47          .47        13.5           N/A
       1994                                       6.86         92,965      1.74          .02         8.1           N/A
       1993                                      19.66         48,668      1.66          .26         7.0           N/A
       1992                                      11.63         29,055      1.74          .80         5.8           N/A
       1991                                      64.56         17,174      1.78         1.14         8.4           N/A
       1990                                     (16.80)         8,959      1.94         2.43        15.8           N/A
       1989                                      19.65          8,946      1.79         2.09        13.5           N/A
     Period Ended October 31, 1988(g)            19.72(d)       6,076      1.52(e)    .84(e)        19.5(e)        N/A

     Class B
     Year Ended October 31,
       1997                                      30.64         59,554      1.69         (.24)        9.5          .0435
       1996                                      16.07         28,480      2.01         (.24)       12.3          .0391
     Period Ended October 31,1995(f)             35.65(d)       8,997      2.04(e)      (.17)(e)    13.5(e)        N/A

   Principal Utilities Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                      14.26         64,366      1.15(h)      3.90        22.5          .0465
       1996                                       8.13         66,322      1.17(h)      3.85        34.2          .0410
       1995                                      24.36         65,873      1.04(h)      4.95        13.0           N/A
       1994                                     (15.20)        56,747      1.00(h)      4.89        13.8           N/A
     Period Ended October 31, 1993(i)            15.92(d)      50,372      1.00(e)(h)   4.48(e)      4.3(e)        N/A

     Class B
     Year Ended October 31,
       1997                                      13.41          6,937      1.90(h)      3.14        22.5          .0465
       1996                                       7.23          5,579      1.93(h)      3.07        34.2          .0410
     Period Ended October 31, 1995(f)            24.18(d)       3,952      1.72(e)(h)   3.84(e)     13.0(e)        N/A

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or the contingent deferred sales charge.

(b) Effective January 1, 1998, the names of the following Domestic Growth Funds were changed:

                from                                    to
                ----                                    --
     Princor Growth Fund, Inc.              Principal Growth Fund, Inc.
     Princor Emerging Growth Fund, Inc.     Principal MidCap Fund, Inc.
     Princor Utilities Fund, Inc.           Principal Utilities Fund, Inc.

(c) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. For the initial interim period from December 5, 1994 through December 8, 1994, the following Domestic Growth Funds' Class B shares recognized net investment income (none of which was distributed to the sole shareholder, Principal Management Corporation) and incurred unrealized losses on investments as shown below. This represented Class B shares activities of each fund prior to the initial public offering of Class B shares.

                                     Per Share
                                  Net Investment
              Fund                    Income
              ----                --------------
     Principal Growth Fund, Inc.       $ --
     Principal MidCap Fund, Inc.         --
     Principal Utilities Fund, Inc.     .01

(g) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.04 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred net realized and unrealized gains on investments of $.46 per share during this initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(h) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year except as noted) ended October 31 of the years indicated, the Principal Utilities Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                               Ratio of
                               Per Share       Expenses
                              Net Invest-    to Average Net      Amount
      Fund           Year     ment Income        Assets          Waived
      ----          -------   -----------    --------------     --------

Principal Utilties
  Fund, Inc.
    Class A         1997         $.46           1.25%           $ 65,940
                    1996          .43           1.25              54,932
                    1995          .46           1.30             151,145
                    1994          .41           1.50             284,836
                    1993(i)       .32           1.54(e)          139,439
    Class B         1997          .37           1.95               3,753
                    1996          .34           2.06               6,690
                    1995(f)       .40           1.81(e)            1,338

(i) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

GROWTH-ORIENTED FUNDS
         International

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                    Net   Net Realized
                                                  Invest-      and
                                       Net Asset   ment    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Income      Gain        from      from Net   Distributions               Value at
                                       Beginning(Operating  (Loss) on   Investment Investment      from          Total        End
                                       of Period   Loss)   Investments Operations    Income    Capital Gains Distributions of Period


   Principal International Emerging
   Growth Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)    $9.51    $(.01)     $(1.21)     $(1.22)      $--           $--         $ --         $8.29
     Class B
     Period Ended October 31, 1997(c)     9.51     (.01)      (1.22)      (1.23)       --            --           --          8.28

   Principal International Fund, Inc.(f)
     Class A
     Year Ended October 31,
       1997                               8.14      .09        1.52        1.61       (.11)         (.31)        (.42)        9.33
       1996                               7.28      .10        1.17        1.27       (.08)         (.33)        (.41)        8.14
       1995                               7.44      .08        (.02)        .06       (.03)         (.19)        (.22)        7.28
       1994                               6.85      .01         .64         .65       (.02)         (.04)        (.06)        7.44
       1993                               5.02      .03        1.98        2.01       (.05)         (.13)        (.18)        6.85
       1992                               5.24      .06        (.14)       (.08)      (.06)         (.08)        (.14)        5.02
       1991                               4.64      .05         .58         .63       (.03)          --          (.03)        5.24
       1990                               4.66      .09        (.04)        .05       (.07)          --          (.07)        4.64
     Ten Months Ended October 31, 1989(g) 4.58      .07         .07         .14       (.06)          --          (.06)        4.66
       1988(h)                            3.88      .12         .67         .79       (.09)          --          (.09)        4.58
       1987(h)                            8.55      .12        (.96)       (.84)      (.08)        (3.75)       (3.83)        3.88

     Class B
     Year Ended October 31,
       1997                               8.07      .03        1.51        1.54       (.04)         (.31)        (.35)        9.26
       1996                               7.24      .03        1.15        1.18       (.02)         (.33)        (.35)        8.07
     Period Ended October 31, 1995(i)     6.71      .05         .51         .56       (.03)          --          (.03)        7.24

   Principal International SmallCap
   Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)    10.04     (.01)       (.07)       (.08)       --            --           --          9.96
     Class B
     Period Ended October 31, 1997(c)    10.04     (.01)       (.07)       (.08)       --            --           --          9.96

                                                                              Ratio/Supplemental Data

                                                                                    Ratio of Net
                                                                                     Investment
                                                                                       Income
                                                                          Ratio of   (Operating
                                                           Net Assets at Expenses to  Loss) to    Portfolio    Average
                                                  Total    End of Period   Average     Average    Turnover    Commission
                                               Return (a) (in thousands) Net Assets  Net Assets     Rate       Rate Paid(b)


   Principal International Emerging
   Growth Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)         (10.18)%(d)    $  5,039      2.03%(e)   (.32)%(e)    21.4%(e)     $.0050
     Class B
     Period Ended October 31, 1997(c)         (10.29)(d)        3,116      2.16(e)    (.46)(e)     21.4(e)       .0050

   Principal International Fund, Inc.(f)
     Class A
     Year Ended October 31,
       1997                                    20.46          281,158      1.39       1.25         26.6           N/A
       1996                                    18.36          172,276      1.45       1.43         23.8           N/A
       1995                                     1.03          126,554      1.63       1.10         35.4           N/A
       1994                                     9.60          115,812      1.74        .10         13.2           N/A
       1993                                    41.39           63,718      1.61        .59         19.5           N/A
       1992                                    (1.57)          35,048      1.69       1.23         19.9           N/A
       1991                                    13.82           26,478      1.72       1.36         27.6           N/A
       1990                                      .94           16,044      1.79       1.89         37.9           N/A
     Ten Months Ended October 31, 1989(g)       2.98(d)        13,928      1.55(e)    1.82(e)      32.4(e)        N/A
       1988(h)                                 20.25           13,262      1.55       1.43         56.9           N/A
       1987(h)                                (10.13)           3,943      2.09        .83        183.0           N/A

     Class B
     Year Ended October 31,
       1997                                    19.62           33,842      2.17        .42         26.6          .0174
       1996                                    17.16           15,745      2.28        .64         23.8          .0197
     Period Ended October 31, 1995(i)           9.77(d)         3,908      2.19(e)     .58(e)      35.4(e)        N/A

   Principal International SmallCap
   Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)            .50(d)         6,210      1.99(e)      (.40)(e)   10.4(e)       .0104
     Class B
     Period Ended October 31, 1997(c)            .50(d)         4,774      2.07(e)      (.47)(e)   10.4(e)       .0104

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or the contingent deferred sales charge.

(b) The International Growth Funds identified the cost of commissions paid on purchases and sales of portfolio securities charged to each Fund in the local currency of the respective country involved. The value of the commissions is translated into U.S. dollars at approximate rates when acquired or sold. This translation can give the appearance that the International Growth Funds average commission rates are substantially different from the Domestic Growth Funds.

(c) Period from August 29, 1997, date Class A and Class B shares first offered to the public through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997 through August 28, 1997, none of which was distributed to the sole shareholder, Principal Mutual Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities prior to the initial public offering of all classes of shares of each Fund.

                                     Per Share            Per Share
                                  Net Investment          Unrealized
              Fund                    Income              Gain (Loss)
              ----                -------------           -----------
     Principal International
     Emerging Markets Fund, Inc.
       Class A                        $.01                   $(.50)
       Class B                         .01                    (.50)
     Principal International
     SmallCap Fund, Inc.
       Class A                         .01                     .03
       Class B                         .01                     .03

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(g) Effective January 1, 1989, the Fund changed its fiscal year-end from December 31 to October 31.

(h) The investment manager of Principal International Fund, Inc. was changed on August 1, 1988 to the current manager, Principal Management Corporation. The years 1983 through 1987 are not covered by the current independent auditor's report.

(i) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal World Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class B shares on December 5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $(.07) per share during the initial interim period. This represents Class B share activities of the Fund prior to the initial public offering of Class B shares.

INCOME-ORIENTED FUNDS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments Operations    Income    Capital Gains Distributions of Period

   Principal Bond Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                             $11.17    $.75(c)    $  .33       $1.08     $ (.81)        $ --        $ (.81)       $11.44
       1996                              11.42     .76(c)      (.25)        .51       (.76)          --          (.76)        11.17
       1995                              10.27     .78(c)      1.16        1.94       (.78)         (.01)        (.79)        11.42
       1994                              11.75     .78(c)     (1.47)       (.69)      (.78)         (.01)        (.79)        10.27
       1993                              10.97     .81(c)       .79        1.60       (.81)         (.01)        (.82)        11.75
       1992                              10.65     .85(c)       .32        1.17       (.85)          --          (.85)        10.97
       1991                               9.99     .88(c)       .65        1.53       (.87)          --          (.87)        10.65
       1990                              10.57     .86         (.55)        .31       (.89)          --          (.89)         9.99
       1989                              10.37     .87          .25        1.12       (.86)         (.06)        (.92)        10.57
     Period Ended October 31, 1988(d)     9.95     .80(c)       .38        1.18       (.76)          --          (.76)        10.37

     Class B
     Year Ended October 31,
       1997                              11.15     .67(c)       .31         .98       (.71)          --          (.71)        11.42
       1996                              11.41     .67(c)      (.25)        .42       (.68)          --          (.68)        11.15
     Period Ended October 31, 1995(g)    10.19     .63(c)      1.19        1.82       (.60)          --          (.60)        11.41

   Principal Government Securities
   Income Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                              11.26     .70          .29         .99       (.74)          --          (.74)        11.51
       1996                              11.31     .70         (.05)        .65       (.70)          --          (.70)        11.26
       1995                              10.28     .71         1.02        1.73       (.70)          --          (.70)        11.31
       1994                              11.79     .69        (1.40)       (.71)      (.68)         (.12)        (.80)        10.28
       1993                              11.44     .74          .55        1.29       (.74)         (.20)        (.94)        11.79
       1992                              11.36     .81          .12         .93       (.81)         (.04)        (.85)        11.44
       1991                              10.54     .85          .84        1.69       (.87)          --          (.87)        11.36
       1990                              10.76     .85         (.22)        .63       (.85)          --          (.85)        10.54
     Four Months Ended October 31, 1989(h)10.66    .29          .09         .38       (.28)          --          (.28)        10.76
     Year Ended June 30,
       1989                              10.33     .87          .32        1.19       (.86)          --          (.86)        10.66
       1988                              10.40     .89         (.05)        .84       (.88)         (.03)        (.91)        10.33

     Class B
     Year Ended October 31,
       1997                              11.23     .64          .29         .93       (.66)          --          (.66)        11.50
       1996                              11.29     .61         (.05)        .56       (.62)          --          (.62)        11.23
     Period Ended October 31, 1995(g)    10.20     .56         1.07        1.63       (.54)          --          (.54)        11.29

   Principal High Yield Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                               8.27     .67          .31         .98       (.73)          --          (.73)         8.52
       1996                               8.06     .68          .23         .91       (.70)          --          (.70)         8.27
       1995                               7.83     .68          .20         .88       (.65)          --          (.65)         8.06
       1994                               8.36     .63         (.51)        .12       (.65)          --          (.65)         7.83
       1993                               8.15     .71          .21         .92       (.71)          --          (.71)         8.36
       1992                               7.86     .79          .29        1.08       (.79)          --          (.79)         8.15
       1991                               7.12     .88          .80        1.68       (.94)          --          (.94)         7.86
       1990                               9.47    1.10        (2.35)      (1.25)     (1.09)         (.01)       (1.10)         7.12
       1989                              10.44    1.10         (.83)        .27      (1.09)         (.15)       (1.24)         9.47
     Period Ended October 31, 1988(d)     9.97     .98(c)       .38        1.36       (.89)          --          (.89)        10.44

     Class B
     Year Ended October 31,
       1997                               8.22     .62          .28         .90       (.65)          --          (.65)         8.47
       1996                               8.05     .60          .20         .80       (.63)          --          (.63)         8.22
     Period Ended October 31, 1995(g)     7.64     .53          .38         .91       (.50)          --          (.50)         8.05

                                                                        Ratio/Supplemental Data

                                                                                    Ratio of Net
                                                                                     Investment
                                                                                       Income
                                                                          Ratio of   (Operating
                                                           Net Assets at Expenses to  Loss) to    Portfolio
                                                  Total    End of Period   Average     Average    Turnover
                                               Return (a) (in thousands) Net Assets  Net Assets     Rate

   Principal Bond Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                       10.15%     $126,427       .95%(c)     6.70%       12.8%
       1996                                        4.74       113,437       .95(c)      6.85         3.4
       1995                                       19.73       106,962       .94(c)      7.26         5.1
       1994                                       (6.01)       88,801       .95(c)      7.27         8.9
       1993                                       15.22        85,015       .92(c)      7.19         9.3
       1992                                       11.45        62,534       .88(c)      7.95         8.4
       1991                                       16.04        37,825       .80(c)      8.66          .9
       1990                                        3.08        22,719      1.22         8.40         3.6
       1989                                       11.54        13,314      1.24         8.59         0.0
     Period Ended October 31, 1988(d)             11.59(e)     10,560       .70(c)(f)   8.85(f)     63.9(f)

     Class B
     Year Ended October 31,
       1997                                        9.20        13,403      1.70(c)      5.92        12.8
       1996                                        3.91         7,976      1.69(c)      6.14         3.4
     Period Ended October 31, 1995(g)             17.98(e)      2,708      1.59(c)(f)   6.30(f)      5.1(f)

   Principal Government Securities
   Income Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                        9.23       249,832       .84         6.19        10.8
       1996                                        6.06       259,029       .81         6.31        25.9
       1995                                       17.46       261,128       .87         6.57        10.1
       1994                                       (6.26)      249,438       .95         6.35        24.8
       1993                                       11.80       236,718       .93         6.38        52.6
       1992                                        8.49       161,565       .95         7.04        54.3
       1991                                       16.78        94,613       .98         7.80        14.9
       1990                                        6.17        71,806      1.07         8.15        22.4
     Four Months Ended October 31, 1989(h)         3.63(e)     55,702      1.07(f)      8.18(f)      5.2(f)
     Year Ended June 30,
       1989                                       12.37        56,848       .96         8.58         --
       1988                                        8.60        59,884       .82         8.65         --

     Class B
     Year Ended October 31,
       1997                                        8.65        15,431      1.39         5.63        10.8
       1996                                        5.17        11,586      1.60         5.53        25.9
     Period Ended October 31, 1995(g)             16.07(e)      4,699      1.53(f)      5.68(f)     10.1

   Principal High Yield Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                       12.33        38,239      1.22         7.99        39.2
       1996                                       11.88        28,432      1.26         8.49        18.8
       1995                                       11.73        23,396      1.45         8.71        40.3
       1994                                        1.45        19,802      1.46         7.82        27.2
       1993                                       11.66        19,154      1.35         8.57        23.4
       1992                                       14.35        16,359      1.41         9.69        28.2
       1991                                       25.63        13,195      1.50        12.06        14.2
       1990                                      (14.51)        9,978      1.45        12.99        15.8
       1989                                        2.68        12,562      1.43        11.22        19.9
     Period Ended October 31, 1988(d)             14.15(e)     10,059       .77(c)(f)  10.55(f)     73.2(f)

     Class B
     Year Ended October 31,
       1997                                       11.31         6,558      2.13         7.03        39.2
       1996                                       10.46         2,113      2.38         7.39        18.8
     Period Ended October 31, 1995(g)             12.20(e)        633      2.10(f)      7.78(f)     40.3(f)
Notes to financial highlights

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or the contingent deferred sales charge.

(b) Effective January 1, 1998, the names of the following Income Funds were changed:
               from                                   to
               ----                                   --
     Princor Bond Fund, Inc.            Principal Bond Fund, Inc.
     Princor Government Securities      Principal Government Securities
       Income Fund, Inc.                   Income Fund, Inc.
     Princor High Yield Fund, Inc.      Principal High Yield Fund, Inc.

(c) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year, except as noted) ended October 31 of the years indicated, the following Funds would have had per share expenses and the ratios of net investment income to average net assets as shown:

                                                 Ratio of
                                Per Share        Expenses
                               Net Invest-to    Average Net       Amount
     Fund              Year    ment Income       Assets           Waived
     ----              ----    -------------    -----------      --------

Principal Bond
Fund, Inc.
   Class A            1997        $.74            .98%           $ 41,256
                      1996         .76            .97              22,536
                      1995         .77           1.02              86,018
                      1994         .77           1.09             120,999
                      1993         .79           1.07             111,162
                      1992         .82           1.11             110,868
                      1991         .84           1.15             100,396
                      1988(d)      .76           1.12(f)           31,187

   Class B            1997         .66           1.79               8,982
                      1996         .67           1.79               5,874
                      1995(g)      .62           1.62(f)              300
Principal High Yield
Fund, Inc.            1988(d)      .95           1.33(f)           32,609

(d) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.10 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized of which $.06 per share was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, each Fund incurred net realized and unrealized losses on investments of $.09 per share during this initial interim period. This represented activities of each Fund prior to the initial public offering of Fund shares.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Income Funds Class B shares incurred unrealized loss during the initial interim period as follows. This represented Class B share activities of each Fund prior to the intitial public offering of Class B shares:

                                    Per Share           Per Share
                                 Net Investment         Unrealized
                   Fund              Income               (Loss)
                   ----          --------------         ----------

     Principal Bond Fund, Inc.        $.01                 $ --
     Principal Government Securities
       Income Fund, Inc.               .01                 (.02)
     Principal High Yield Fund, Inc.   .01                 (.03)

(h) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

INCOME-ORIENTED FUNDS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                          Net Realized
                                                               and
                                        Net Asset    Net   Unrealized     Total     Dividends                              Net Asset
                                        Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                        Beginning   ment    (Loss) on   Investment Investment      from          Total        End
                                        of Period  Income  Investments Operations    Income    Capital Gains Distributions of Period

   Principal Limited Term Bond
   Fund, Inc.(b)
     Class A
     Year Ended October 31, 1997          $ 9.89   $.61(c)     $ .03       $ .64      $(.65)       $  --        $(.65)        $9.88
     Period Ended October 31, 1996(d)       9.90    .38(c)      (.04)        .34       (.35)          --         (.35)         9.89

     Class B
     Year Ended October 31, 1997            9.89    .56(c)       .04         .60       (.59)          --         (.59)         9.90
     Period Ended October 31, 1996(d)       9.90    .36(c)      (.05)        .31       (.32)          --         (.32)         9.89

   Principal Tax-Exempt Bond Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                12.04    .63          .39        1.02       (.68)          --         (.68)        12.38
       1996                                11.98    .64          .07         .71       (.65)          --         (.65)        12.04
       1995                                10.93    .65         1.05        1.70       (.65)          --         (.65)        11.98
       1994                                12.62    .64        (1.54)       (.90)      (.63)        (.16)        (.79)        10.93
       1993                                11.62    .66         1.11        1.77       (.66)        (.11)        (.77)        12.62
       1992                                11.47    .68          .19         .87       (.69)        (.03)        (.72)        11.62
       1991                                10.82    .69          .68        1.37       (.70)        (.02)        (.72)        11.47
       1990                                11.06    .68         (.25)        .43       (.67)          --         (.67)        10.82
     Four Months Ended October 31, 1989(g) 11.18    .22         (.12)        .10       (.22)          --         (.22)        11.06
     Year Ended June 30,
       1989                                10.40    .69          .77        1.46       (.68)          --         (.68)        11.18
       1988                                10.51    .71          .06         .77       (.72)        (.16)        (.88)        10.40

     Class B
     Year Ended October 31,
       1997                                12.02    .55          .40         .95       (.58)          --         (.58)        12.39
       1996                                11.96    .55          .06         .61       (.55)          --         (.55)        12.02
     Period Ended October 31, 1995(h)      10.56    .50         1.38        1.88       (.48)          --         (.48)        11.96

                                                                        Ratio/Supplemental Data

                                                                                    Ratio of Net
                                                                                     Investment
                                                                                       Income
                                                                          Ratio of   (Operating
                                                           Net Assets at Expenses to  Loss) to    Portfolio
                                                  Total    End of Period   Average     Average    Turnover
                                               Return (a) (in thousands) Net Assets  Net Assets     Rate

   Principal Limited Term Bond
   Fund, Inc.(b)
     Class A
     Year Ended October 31, 1997                 6.75%       $ 20,567     .90(c)       6.20%       17.4%
     Period Ended October 31, 1996(d)            3.62(e)       17,249     .89(c)(f)    6.01(f)     16.5(f)

     Class B
     Year Ended October 31, 1997                 6.31             625    1.24(c)       5.84        17.4
     Period Ended October 31, 1996(d)            3.32(e)          112    1.15(c)(f)    5.75(f)     16.5(f)

   Principal Tax-Exempt Bond Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                      8.71         193,007     .79          5.14         8.9
       1996                                      6.08         187,180     .78          5.34         9.8
       1995                                     16.03         179,715     .83          5.67        17.6
       1994                                     (7.41)        171,425     .91          5.49        20.6
       1993                                     15.70         177,480     .89          5.45        20.3
       1992                                      7.76         106,661     .99          5.96        22.9
       1991                                     13.09          62,755    1.01          6.24        13.1
       1990                                      4.06          46,846    1.11          6.31         2.6
     Four Months Ended October 31, 1989(g)        .90(e)       36,877    1.24(f)       6.18(f)      5.1(f)
   Year Ended June 30,
       1989                                     14.64          31,278    1.07          6.54         2.1
       1988                                      7.76          22,812     .95          7.00        11.0

     Class B
     Year Ended October 31,
       1997                                      8.08           7,783    1.45          4.46         8.9
       1996                                      5.23           5,794    1.52          4.59         9.8
     Period Ended October 31, 1995(h)           17.97(e)        3,486    1.51(f)       4.78(f)     17.6(f)

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or the contingent deferred sales charge.

(b) Effective January 1, 1998, the names of the following Income Funds were changed:
                from                           to
                ----                           --
     Princor Limited Term Bond   Principal Limited Term Bond
       Fund, Inc.                   Fund, Inc.
     Princor Tax-Exempt Bond     Principal Tax-Exempt Bond
       Fund, Inc.                   Fund, Inc.

(c) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year except as noted) ended October 31 of the years indicated, the following fund would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                Ratio of
                                Per Share       Expenses
                               Net Invest-to   Average Net   Amount
     Fund              Year     ment Income      Assets      Waived
     ----              ----    -------------   ----------    ------

Principal Limited Term
Bond Fund, Inc.
   Class A            1997        $.59           1.15%       $46,271
                      1996(d)      .37           1.16(f)      22,716

   Class B            1997         .46           3.82          6,528
                      1996(d)      .34           1.94(f)         259

(d) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28,1996, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the Fund prior to the initial public offering of both classes of shares.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(h) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal Tax-Exempt Bond Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994. Class B shares incurred unrealized losses on investments of $.05 per share during the initial interim period. This represented Class B share activities of the Fund prior to the intitial public offering of Class B

MONEY MARKET FUNDS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                           Net Realized
                                                                and
                                        Net Asset    Net    Unrealized    Total     Dividends                              Net Asset
                                        Value at   Invest-     Gain       from      from Net   Distributions               Value at
                                        Beginning   ment     (Loss) on  Investment Investment      from          Total        End
                                        of Period Income(a) Investments Operations   Income    Capital Gains Distributions of Period


   Principal Cash Management Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                               $1.000    $.050       --         $.050     $(.050)         --        $(.050)      $1.000
       1996                                1.000     .049       --          .049      (.049)         --         (.049)       1.000
       1995                                1.000     .052       --          .052      (.052)         --         (.052)       1.000
       1994                                1.000     .033       --          .033      (.033)         --         (.033)       1.000
       1993                                1.000     .026       --          .026      (.026)         --         (.026)       1.000
       1992                                1.000     .036       --          .036      (.036)         --         (.036)       1.000
       1991                                1.000     .061       --          .061      (.061)         --         (.061)       1.000
       1990                                1.000     .074       --          .074      (.074)         --         (.074)       1.000
     Four Months Ended October 31, 1989(d) 1.000     .027       --          .027      (.027)         --         (.027)       1.000
     Year Ended June 30,
       1989                                1.000     .080       --          .080      (.080)         --         (.080)       1.000
       1988                                1.000     .060       --          .060      (.060)         --         (.060)       1.000

     Class B
     Year Ended October 31,
       1997                                1.000     .041       --          .041      (.041)         --         (.041)       1.000
       1996                                1.000     .041       --          .041      (.041)         --         (.041)       1.000
     Period Ended October 31, 1995(h)      1.000     .041       --          .041      (.041)         --         (.041)       1.000

   Principal Tax-Exempt Cash
   Management Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                1.000     .029       --          .029      (.029)         --         (.029)       1.000
       1996                                1.000     .029       --          .029      (.029)         --         (.029)       1.000
       1995                                1.000     .032       --          .032      (.032)         --         (.032)       1.000
       1994                                1.000     .021       --          .021      (.021)         --         (.021)       1.000
       1993                                1.000     .020       --          .020      (.020)         --         (.020)       1.000
       1992                                1.000     .028       --          .028      (.028)         --         (.028)       1.000
       1991                                1.000     .043       --          .043      (.043)         --         (.043)       1.000
       1990                                1.000     .053       --          .053      (.053)         --         (.053)       1.000
       1989                                1.000     .058       --          .058      (.058)         --         (.058)       1.000
     Period Ended October 31, 1988(g)      1.000     .005       --          .005      (.005)         --         (.005)       1.000

     Class B
     Year Ended October 31,
       1997                                1.000     .022       --          .022      (.022)         --         (.022)       1.000
       1996                                1.000     .021       --          .021      (.021)         --         (.021)       1.000
     Period Ended October 31, 1995(h)      1.000     .021       --          .021      (.021)         --         (.021)       1.000

                                                                        Ratio/Supplemental Data

                                                                                           Ratio of Net
                                                                             Ratio of       Investment
                                                           Net Assets at    Expenses to      Income to
                                                  Total    End of Period      Average         Average
                                               Return (b)  (in thousands)   Net Assets(b)    Net Assets

   Principal Cash Management Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                       4.96%       $836,072          .63%           4.98%
       1996                                       5.00         694,962          .66            4.88
       1995                                       5.36         623,864          .72            5.24
       1994                                       3.40         332,346          .70            3.27
       1993                                       2.67         284,739          .67            2.63
       1992                                       3.71         247,189          .65            3.66
       1991                                       6.29         262,543          .61            5.95
       1990                                       7.65         151,007          .93            7.36
     Four Months Ended October 31, 1989(d)        2.63(e)      124,895         1.04(f)         7.86(f)
     Year Ended June 30,
       1989                                       8.15         120,149         1.00            8.21
       1988                                       6.18          51,320         1.02            6.06

     Class B
     Year Ended October 31,
       1997                                       4.05             992         1.47            4.08
       1996                                       4.13             520         1.50            4.08
     Period Ended October 31, 1995(h)             4.19(e)          208         1.42(f)         4.50(f)

   Principal Tax-Exempt Cash
   Management Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                       2.89          98,939          .70            2.93
       1996                                       2.92          98,482          .71            2.87
       1995                                       3.24          99,887          .69            3.19
       1994                                       2.11          79,736          .67            2.08
       1993                                       1.99          79,223          .66            1.96
       1992                                       2.86          69,224          .65            2.84
       1991                                       4.36          71,469          .61            4.27
       1990                                       5.40          58,301          .71            5.26
       1989                                       5.88          42,639          .60            5.78
     Period Ended October 31, 1988(g)              .47(e)        6,000          .26(f)         5.24(f)

     Class B
     Year Ended October 31,
       1997                                       2.18              28         1.47            2.16
       1996                                       2.13              27         1.47            2.11
     Period Ended October 31, 1995(h)             2.19(e)           27         1.42(f)         2.40(f)

Notes to financial highlights

(a) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year except as noted) ended October 31 of the years indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                               Per Share Net   Ratio of Expenses
                                Investment       to Average Net        Amount
        Fund          Year        Income            Assets             Waived


Principal Cash
Management
 Fund, Inc.
   Class A            1997         $.050              .63%           $  --
                      1996          .049              .67               7,102
                      1995          .052              .78             296,255
                      1994          .031              .90             595,343
                      1993          .025              .84             468,387
                      1992          .035              .80             385,328
                      1991          .059              .79             433,196
                      1990          .073             1.01             106,841
                      1989 **       .026             1.06(f)          101,625
                      1989 *        .079             1.11               9,558
   Class B            1997          .036             2.14               5,492
                      1996          .029             3.94               6,140
                      1995(h)       .041             1.63(f)              104
Principal Tax-Exempt
Cash Management
Fund, Inc.
   Class A            1997          .029              .73              27,978
                      1996          .028              .77              69,107
                      1995          .031              .84             138,574
                      1994          .019              .85             150,515
                      1993          .018              .83             131,442
                      1992          .026              .82             134,497
                      1991          .040              .83             147,279
                      1990          .050              .96             123,656
                      1989          .053             1.04             125,604
                      1988(g)       .004              .76(f)            2,630
   Class B            1997         (.188)           22.58               5,807
                      1996         (.243)           27.43               7,160
                      1995(h)       .018             1.89(f)               99

*  Year ended June 30, 1989
** Four months ended October 31, 1989

(b) Total return is calculated without the front-end sales charge or the contingent deferred sales charge.

(c) Effective January 1, 1998, the names of the Money Market Funds were changed as follows:
                   from                                     to
                   ----                                     --
     Princor Cash Management Fund, Inc.     Principal Cash Management Fund, Inc.
     Princor Tax-Exempt Cash                Principal Tax-Exempt Cash
       Management Fund, Inc.                   Management Fund, Inc.

(d) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Period from September 30, 1988, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.005 per share, for the period from the initial purchase of shares on August 23, 1988 through September 29, 1988, was recognized and distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(h) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Money Market Funds' Class B shares recognized no net investment income for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994. This represented Class B share activities of each Fund prior to the initial public offering of Class B shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of each Fund are described below. There can be no assurance that the objectives of the Funds will be realized.

     GROWTH-ORIENTED FUNDS

     The Growth-Oriented Funds have different investment objectives. They seek:

     o capital appreciation and growth primarily through investments in equity securities of corporations established in the United States ("U.S.") (Capital Value Fund, Growth Fund, MidCap Fund and SmallCap Fund)

     o long-term growth of capital primarily through investments in equity securities of corporations located outside of the U.S. (International Emerging Markets Fund, International Fund and International SmallCap
         Fund)

     o total investment return including both capital appreciation and income through investments in equity and debt securities (Balanced Fund)

     o growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (Blue Chip
         Fund)

     o current income and long-term growth of income and capital through investment in equity securities of real estate companies (Real Estate
         Fund)

     o current income and long-term growth of income and capital through investment in equity and fixed-income securities of public utilities companies (Utilities Fund)

     The Growth-Oriented Funds may invest in the following equity securities: common stocks; preferred stocks and debt securities that are convertible into common stock, that carry rights or warrants to purchase common stock or that carry rights to participate in earnings; rights or warrants to subscribe to or purchase any of the foregoing securities; and sponsored and unsponsored American Depository Receipts (ADRs) based on any of the foregoing securities. Unsponsored ADRs are not created by the issuer of the underlying security, may be subject to fees imposed by the issuing bank that, in the case of sponsored ADRs, would be paid by the issuer of a sponsored ADR and may involve additional risks such as reduced availability of information about the issuer of the underlying security. The Blue Chip, Capital Value, Growth, International, International Emerging Markets, International SmallCap, MidCap, and SmallCap Funds will seek to be fully invested under normal conditions in equity securities. When in the opinion of the Manager current market or economic conditions warrant, a Growth-Oriented Fund may, for temporary defensive purposes, place all or a portion of its assets in cash (on which the Fund would earn no income), cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes which are floating rate debt instruments without a fixed maturity, United States Government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. When investing for temporary defensive purposes a Growth-Oriented Fund is not investing so as to achieve its investment objective. A Growth-Oriented Fund may also maintain reasonable amounts in cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

DOMESTIC

Principal Balanced Fund
     The investment objective of Principal Balanced Fund is to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the Manager's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies.

     In seeking to achieve the investment objective, the Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The Fund may also invest in other equity securities and in debt securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. The Manager will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal.

     The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates, and changes in fiscal or monetary policies. The Fund may invest up to 20% of its assets in foreign securities. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     The Fund may invest in all types of common stocks and other equity investments, without regard to any objective investment criteria such as size of the issue or issuer, exchange listing or seasoning. The Fund may invest in both exchange-listed and over-the-counter securities, in small or large companies, and in well-established or unseasoned companies. Also, the Fund's investments in corporate bonds and debentures and money market instruments are not restricted by credit ratings or other objective investment criteria, except with respect to bank certificates of deposit as set forth below. Some of the fixed income securities in which the Fund may invest may be considered to include speculative characteristics and the Fund may purchase such securities that are in default but does not currently intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's or Baa by Moody's. The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. See the discussion of the High Yield Fund for information concerning risks associated with below-investment grade bonds. The Fund will not concentrate its investments in any industry.

     In selecting common stocks, the Manager seeks companies which the Manager believes have predictable earnings increases and which, based on their future growth prospects, may be currently undervalued in the market place. During periods when the Manager determines that general economic conditions are favorable, it will generally purchase common stocks with the objective of long-term capital appreciation. From time to time, and in periods of economic uncertainty, the Manager may purchase common stocks with the expectation of price appreciation over a relatively short period of time.

     To achieve its investment objective, the Fund may at times emphasize the generation of interest income by investing in short, medium or long-term debt securities. Investment in debt securities may also be made with a view to realizing capital appreciation when the Manager believes that declining interest rates may increase market values. The Fund may also purchase "deep discount bonds," i.e., bonds which are selling at a substantial discount from their face amount, with a view to realizing capital appreciation.

      The Fund may invest in the following  short-term money market investments:
U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper and commercial paper master notes which are floating rate debt instruments without a fixed maturity. The Fund will only invest in domestic bank certificates of deposit issued by banks which are members of the Federal Reserve System that have total deposits in excess of one billion dollars.

     The United States Government securities in which the Fund may invest consist of U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other Federal agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

Principal Blue Chip Fund
     The objective of Principal Blue Chip Fund is growth of capital and growth of income. Growth of income means increasing the Fund's investment income which is primarily derived from dividends earned on portfolio securities. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies which the Fund's manager believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of blue chip companies.

     Blue chip companies are defined as those companies with market capitalizations of at least $1 billion. Blue chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of blue chip investments should make the market for such stocks attractive to many investors.

     Examples of blue chip companies currently eligible for investment by the Fund include, but are not limited to, companies such as General Electric Company, Ford Motor Company, Exxon Corporation, Merck & Company, Inc., Digital Equipment Corporation, Capital Cities ABC, Inc., J.P. Morgan & Co. and Coca Cola Company. In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change.

     The Fund's Manager may invest up to 35% of the Fund's total assets in equity securities, other than common stock, issued by companies that meet the investment criteria for blue chip companies and in equity securities issued by companies that do not meet those criteria. The Manager does not intend to invest regularly in speculative securities, which are those issued by new, unseasoned companies or by companies that have limited product lines, markets, financial resources or management, but it may from time to time invest not more than 5% of the Fund's total assets in those kinds of securities. The Fund may invest up to 20% of its assets in securities of foreign issuers. The foreign securities in which the Fund may invest need not be issued by companies that meet the investment criteria for blue chip companies. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

Principal Capital Value Fund
     The primary objective of Principal Capital Value Fund is long-term capital appreciation. A secondary objective is growth of investment income.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. To achieve its investment objective, Invista will invest in securities that have "value" characteristics. This process is known as "value investing." Value investing is purchasing securities of companies with above average dividend yields and below average price to earnings (P/E) ratios. Securities chosen for investment may include those of companies which the Manager believes can reasonably be expected to share in the growth of the nation's economy over the long term.

Principal Growth Fund
     The objective of Principal Growth Fund is growth of capital. Realization of current income will be incidental to the objective of growth of capital.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objective, investments will be made in securities which as a group appear to possess potential for appreciation in market value. Common stocks chosen for investment may include those of companies which have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500 or which offer new products or new services. The policy of investing in securities which have a high potential for growth of capital can mean that the assets of the Fund may be subject to greater risk than securities which do not have such potential.

Principal MidCap Fund
     The objective of Principal MidCap Fund is to achieve long-term capital appreciation. The strategy of this Fund is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the Fund may invest, for any period of time, in any industry and in any kind of growth-oriented company, whether new and unseasoned or well known and established. Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. The Fund may invest up to 20% of its assets in securities of foreign issuers. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     There can be, of course, no assurance that the Fund will attain its objective. Investment in emerging and other growth-oriented companies may involve greater risk than investment in other companies. The securities of growth-oriented companies may be subject to more abrupt or erratic market movements, and many of them may have limited product lines, markets, financial resources or management. Because of these factors and of the length of time that may be required for full development of the growth prospects of some of the companies in which the Fund invests, the Fund believes that its shares are suitable only for persons who are able to assume the risk of investing in securities of emerging and growth-oriented companies and prepared to maintain their investment during periods of adverse market conditions. Investors should not rely on the Fund for their short-term financial needs. Since the Fund will not be seeking current income, investors should not view a purchase of Fund shares as a complete investment program.

Principal Real Estate Fund
     The investment objective of Principal Real Estate Fund is to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry. The Fund will seek to achieve its objective by seeking, with approximately equal emphasis, long-term capital growth and current income through the purchase of equity securities.

     Under normal circumstances the Fund will invest at least 65 percent of its assets in the equity securities of real estate companies. Equity securities include common stock (including shares in real estate investment trusts), preferred stock, rights and warrants. A real estate investment trust ("REIT") is a corporation, or a business trust which, in satisfying certain Internal Revenue Code requirements, is permitted to effectively eliminate corporate level federal income taxes. Qualifying REITs must, among other things, derive substantially all of their income from real estate assets and annually distribute to shareholders 95 percent or more of their otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of real estate and revenue is primarily derived from rental income. A mortgage REIT primarily invests in real estate mortgages and hybrid REITs combine the characteristics of both an equity REIT and a mortgage REIT.

     For purposes of the Fund's investment policies, a real estate company is one that has at least 50% of its assets, income or profits attributable to products or services related to the real estate industry. Real estate companies include REITs or other securitized real estate investments and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest up to 25% of its total assets in securities of foreign real estate companies (see "Risk Factors").

     Securities issued by real estate companies may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skills, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies in properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the cleanup of environmental problems, casualty or condemnation losses, changes in neighborhood values and changes in interest rates.

     In addition to these risks, equity REITS may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of any credit extended. Further, equity and mortgage REITS are dependent upon management skills and generally may not be diversified. Equity and mortgage REITS are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity or mortgage REITS could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Principal SmallCap Fund
     The investment objective of Principal SmallCap Fund is long-term growth of capital. The strategy of this Fund is to invest primarily in equity securities of companies domiciled in the United States with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having a total market capitalization of $1 billion or less.

     In selecting securities for investment, the Fund will look at stocks with both "growth" and "value" characteristics, with no consistent preference between the two categories. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. The value orientation emphasizes buying stocks at less than their intrinsic value and avoiding those whose price has been speculatively bid up.

Principal Utilities Fund
     The investment objective of Principal Utilities Fund is to provide current income and long-term growth of income and capital. The Fund seeks to achieve its investment objective by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Fund, a company will be considered to be in the public utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the public utilities industry. Under normal market conditions, the Fund, as an investment policy, will invest at least 65%, and may invest up to 100%, of its total assets in securities of companies in the public utilities industry, and as a matter of fundamental policy will invest no less than 25% of its total assets in those securities. As a non-fundamental policy, the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

     The Fund invests in both equity securities (as defined previously under "Growth-Oriented Funds") and fixed- income securities (bonds and preferred stock) in the public utilities industry. The Fund does not have any set policies to concentrate within any particular segment of the utilities industry. The Fund will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Manager's determination of how to achieve the Fund's investment objective in light of prevailing market, economic and financial conditions. For example, at a particular time the Manager may choose to allocate up to 100% of the Fund's assets in a particular type of security (for example, equity securities) or in a specific utility industry segment (for example, electric utilities).

     Fixed-income securities in which the Fund may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the Fund's Manager. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information. The rating services' descriptions of Baa or BBB securities are as follows:
Moody's Investors Service, Inc. Bond ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard and Poor's Corporation Bond Ratings -- BBB:
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently down graded by a rating agency, the Fund will retain such security in its portfolio until the Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

     While the Fund will invest primarily in the securities of public utility companies, it may invest up to 35% of its total assets in those securities that are permissible investments for the Balanced Fund. See "Principal Balanced Fund" and "Certain Investment Policies and Restrictions." However the Fund will not invest in fixed-income securities rated below Baa by Moody's or BBB by S&P.

     The public utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

     Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

INTERNATIONAL

Principal International Emerging Markets Fund
     The investment objective of Principal International Emerging Markets Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in emerging market countries. As used in this Prospectus, the term "emerging market country" means any country which, in the opinion of the Manager, is generally considered to be an emerging country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Financial Corporation. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Fund focuses on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

     Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, there are certain risks associated with investments in foreign securities (see "Risk Factors").

     Under normal conditions at least 65% of the Fund's total assets will be invested in emerging market country equity securities. The Fund invests in securities of (1) issuers with their principal place of business or principal office in emerging market countries, or (2) issuers for which the principal securities trading market is an emerging market country, or (3) issuers, regardless of where the security is traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

     A small portion of the Fund assets may also be invested in closed end country specific investment companies and sovereign debt of developing countries. Closed end investment companies provide a way to gain exposure to countries where the mechanics of trading securities are not cost effective. Investment in sovereign debt may have the potential for returns that are higher than returns on stocks within the country.

     For temporary defensive purposes, the International Emerging Markets Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

Principal International Fund
     The investment objective of Principal International Fund is to seek long-term growth of capital through investment in a portfolio of equity securities of companies domiciled in any of the nations of the world. In choosing investments in equity securities of foreign and United States corporations, the Manager intends to pay particular attention to long-term earnings prospects and the relationship of then-current prices to such prospects. Short-term trading is not generally intended, but occasional investments may be made for the purpose of seeking short-term or medium-term gain. The Fund expects its investment objective to be met over long periods which may include several market cycles. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     For temporary defensive purposes, the International Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

     The Fund intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least three countries, one of which may be the United States (although the Fund currently intends not to invest in equity securities of United State companies). Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia) that have developed economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

Principal International SmallCap Fund
     The investment objective of Principal International SmallCap Fund is long-term growth of capital. The strategy of this Fund is to invest primarily in equity securities of non-United States companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having a total market capitalization of $1 billion or less.

     The Fund diversifies its investments geographically. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends, under normal market conditions, to have at least 65% of its assets invested in securities issued by corporations of at least three countries. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     For temporary defensive purposes, the International SmallCap Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

     INCOME-ORIENTED FUNDS

     The Principal Funds currently include five Funds which seek a high level of income through investments in fixed-income securities. These Funds are Bond Fund, Government Securities Income Fund, High Yield Fund, Limited Term Bond Fund and Tax-Exempt Bond Fund, collectively referred to as the "Income-Oriented Funds." Each Fund has rating limitations with regard to the quality of securities that may be held in the portfolio. The rating limitations apply at the time of acquisition of a security and any subsequent change in a rating by a rating service will not require elimination of a security from the Fund's portfolio. The Statement of Additional Information contains descriptions of the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P").

Principal Bond Fund
     The investment objective of Principal Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     In seeking to achieve the investment objective, the Fund will predominantly invest in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Fund may make short-term investments from time to time as deemed prudent by the Manager. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     Under normal circumstances, the Fund will invest at least 65% of its assets in bonds in one or more of the following categories: (i) corporate debt securities and taxable municipal obligations, which at the time of purchase have an investment grade rating within the four highest grades used by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa) or which, if nonrated, are comparable in quality in the opinion of the Fund's Manager; (ii) similar Canadian corporate, Provincial and Federal Government securities payable in U.S. funds; and (iii) securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The balance of the Fund's assets may be invested in the following securities: domestic and foreign corporate debt securities, preferred stocks, common stocks that provide returns that compare favorably with the yields on fixed income investments, common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities or otherwise and foreign government securities. The debt securities and preferred stocks in which the Fund invests may be convertible or nonconvertible. Securities rated below BBB or Baa are commonly referred to as junk bonds. The Fund does not intend to purchase debt securities rated lower than Ba3 by Moody's or BB- by S&P (bonds which are judged to have speculative elements; their future cannot be considered as well-assured). The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. See the discussion of the High Yield Fund for information concerning risks associated with below investment grade bonds.

     During the fiscal year ended October 31, 1997, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                   Moody's Rating              Portfolio Percentage
                   --------------              --------------------
                         Aa                            .85%
                          A                          22.85%
                         Baa                         74.14%
                         Ba                           1.22%
                          B                            .94%

     The preceding percentage for A and AA rated securities includes .35% and .99%, respectively of unrated securities which have been determined by the
Manager to be of comparable quality.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund for temporary defensive purposes may invest up to 100% of its assets in cash or cash equivalents.

Principal Government Securities Income Fund
     The objective of Principal Government Securities Income Fund is a high level of current income, liquidity and safety of principal.

     The Fund will invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in repurchase agreements collateralized by such obligations. Such securities include Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, Federal National Mortgage Association ("FNMA") Obligations, Federal Home Loan Mortgage Corporation ("FHLMC") Certificates and Student Loan Marketing Association ("SLMA") Certificates and other U.S. Government Securities. GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately-owned corporation, FHLMC, a federal corporation, and SLMA, a government sponsored stockholder-owned organization, are instrumentalities of the United States. The securities and guarantees of FNMA, FHLMC and SLMA are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. The Fund may maintain reasonable amounts of cash or short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of long-term investments.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality.

     Depending on market conditions, a substantial portion of the assets may be invested in GNMA Certificates of the modified pass-through type and in repurchase agreements collateralized by such obligations. GNMA is a United States Government corporation within the Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Such loans are made by lenders such as mortgage bankers, insurance companies, commercial banks and savings and loan associations. Then, they are either insured by the Federal Housing Administration (FHA) or they are guaranteed by the Veterans Administration (VA) or Farmers Home Administration (FmHA). The lender or other prospective issuer creates a specific pool of such mortgages, which it submits to GNMA for approval. After approval, a GNMA Certificate is typically offered by the issuer to investors through securities dealers.

     GNMA Certificates differ from bonds in that the principal is scheduled to be paid back by the borrower on a monthly basis over the life of the loan rather than returned in a lump sum at maturity. Modified pass-through GNMA Certificates, which are the only kind in which the Fund intends to invest, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of the issuer and GNMA fee of .5% prescribed by regulation), regardless of whether or not the mortgagor has made such payment. The timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government.

     Although the payment of interest and principal is guaranteed, the guarantee does not extend to the value of a GNMA Certificate or the value of the shares of the Fund. The market value of a GNMA Certificate typically will fluctuate to reflect changes in prevailing interest rates. It falls when rates increase (as does the market value of other debt securities) and it rises when rates decline (but it may not rise on a comparable basis with other debt securities because of its prepayment feature), and, therefore, may be more or less than the face amount of the GNMA Certificate, which reflects the aggregate principal amount of the underlying mortgages. As a result the net asset value of Fund shares will fluctuate as interest rates change.

     Mortgagors may pay off their mortgages at any time. Expected prepayments of the mortgages can affect the market value of the GNMA Certificate, and actual prepayments can affect the return ultimately received. Prepayments, like scheduled payments of principal, are reinvested by the Fund at prevailing interest rates which may be less than the rate on the GNMA Certificate. Prepayments are likely to increase as the interest rate for new mortgages moves lower than the rate on the GNMA Certificate. Moreover, if the GNMA Certificate had been purchased at a premium above principal because its rate exceeded prevailing rates, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayment.

     The FNMA and FHLMC securities in which the Fund invests are very similar to GNMA certificates as described above but are not guaranteed by the full faith and credit of the United States but rather by the agency itself. FNMA and FHLMC securities are rated Aaa by Moody's and AAA by Standard & Poor's. These ratings reflect the status of FNMA and FHLMC as federal agencies as well as the important role each plays in financing purchases of homes in the U.S.

     Student Loan Marking Association is a government sponsored stockholder-owned organization whose goal is to provide liquidity to financial and educational institutions. SLMA provides liquidity by purchasing student loans, which are principally government guaranteed loans issued under the Federal Guaranteed Student Loan Program and the Health Education Assistance Loan Program. SLMA securities are not guaranteed by the U.S. Government but are obligations solely of the agency. SLMA senior debt issues in which the Fund invests are rated AAA by Standard & Poor's and Aaa by Moody's.

     There are other obligations issued or guaranteed by the United States Government (such as U.S. Treasury securities) or by its agencies or instrumentalities that are either supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality. Included in the latter category are Federal Home Loan Bank and Farm Credit Banks. Obligations not guaranteed by the United States Government are highly rated because they are issued by indirect branches of government. Such paper is issued as needs arise by an agency and is traded regularly in denominations similar to those in which government obligations are traded.

     The Fund will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

     As a hedge against changes in interest rates, the Fund may enter into contracts with dealers in GNMA Certificates whereby the Fund agrees to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date. The Fund may enter into similar purchase agreements with issuers of GNMA Certificates other than Principal Mutual Life Insurance Company. The Fund may also purchase optional delivery standby commitments which give the Fund the right to sell particular GNMA Certificates at a specified price on a specified date. Failure of the other party to such a contract or commitment to abide by the terms thereof could result in a loss to the Fund. To the extent the Fund engages in delayed delivery transactions it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. Liability accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. From the time the Fund becomes obligated to purchase securities on a delayed delivery basis, the Fund has all the rights and risks attendant to the ownership of a security except that no interest accrues to the purchaser until delivery. At the time the Fund enters into a binding obligation to purchase such securities, Fund assets of a dollar amount sufficient to make payment for the securities to be purchased will be segregated. The availability of liquid assets for this purpose and the effect of asset segregation on the Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of the Fund's total assets that may be committed to transactions in such agreements.

Principal High Yield Fund
     Principal High Yield Fund's primary investment objective is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Fund is designed for investors willing to assume additional risk in return for above average income.

     In seeking to attain the Fund's objective of high current income, the Fund invests primarily in high yielding, lower or nonrated fixed-income securities (commonly known as "junk bonds"), constituting a diversified portfolio which the Fund Manager believes does not involve undue risk to income or principal. Normally, at least 80% of the Fund's assets will be invested in debt securities, convertible securities (both debt and preferred stock) or preferred stocks that are consistent with its primary investment objective of high current income. The Fund's remaining assets may be invested in common stocks and other equity securities in which the Growth-Oriented Funds may invest when these types of investments are consistent with the objective of high current income.

     The Fund seeks to invest its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or in unrated securities which the Fund's Manager believes are of comparable quality. These securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. The Fund will not invest in securities rated below Caa by Moody's and below CCC by S&P.

     The rating services' descriptions of securities rating categories in which the Fund may normally invest are as follows:

     Moody's Investors Service, Inc. Bond Ratings - Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa:Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation Bond Ratings - BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The higher-yielding, lower-rated securities in which the High Yield Fund invests present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which reflect primarily fluctuations in general levels of interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is not a national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     Investors should recognize that the market for higher-yielding, lower-rated securities is a relatively recent development that has not been tested by an economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of the securities held by the High Yield Fund and the ability of the issuers of the securities held by it to pay principal and interest. A default by an issuer may result in the Fund incurring additional expenses to seek recovery of the amounts due it.

     Some of the securities in which the Fund invests contain call provisions. If the issuer of such a security exercises a call provision in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Further, a higher-yielding security's value will decrease in a rising interest rate market, which will be reflected in the Fund's net asset value per share.

     Investors should carefully consider their ability to assume the risks of investing in lower-rated securities before making an investment in the Fund, and should be prepared to maintain their investment during periods of adverse market conditions. Investors should not rely on the Fund for their short-term financial needs.

     The Fund seeks to minimize the risks of investing in lower-rated securities through diversification, investment analysis and attention to current developments in interest rates and economic conditions. Because the Fund invests primarily in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Manager's ability than would be the case if the Fund were investing in securities in the higher rating categories. Although the Fund's Manager considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. There are risks in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities, and credit rating agencies may fail to make timely changes in credit ratings to reflect subsequent events. The Manager's analysis includes traditional security analysis considerations such as the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. In addition, the Manager analyzes general business conditions and other factors such as anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Manager continuously monitors the issuers of portfolio securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity so the Fund can meet redemption requests.

     During the fiscal year ended October 31, 1997, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                   Moody's Rating              Portfolio Percentage
                   --------------              --------------------
                         Baa                            .84%
                         Ba                           33.12%
                          B                           66.04%

     The above percentages for Ba and B rated securities include unrated securities in the amount of 1.55% and 4.04%, respectively, which have been determined by the Manager to be of comparable quality.

     There may be times when, in the Manager's judgment, unusual market or economic conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Manager may employ alternative strategies, primarily seeking to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may temporarily invest in money-market instruments of all types, higher-rated fixed-income securities or any other fixed-income securities that the Fund considers consistent with such strategy. The yield to maturity on these securities would generally be lower than the yield to maturity on lower-rated fixed-income securities. It is impossible to predict when, or for how long, such alternative strategies will be utilized.

     The Fund's Manager buys and sells securities for the Fund principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates. From time to time, consistent with its investment objectives, the Fund may sell securities that have appreciated in value because of declines in interest rates. It may also trade securities for the purpose of seeking short-term profits. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded for securities of comparable quality and maturity to take advantage of perceived short-term disparities in market values or yields.

Principal Limited Term Bond Fund
     The objective of Principal Limited Term Bond Fund is to seek a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less. The Fund seeks to achieve its objective by investing primarily in high grade, short-term debt securities.

     The Fund will invest, under normal circumstances, at least 80% of its total assets in securities issued or guaranteed by the United States ("U.S.") Government or its agencies or instrumentalities (as described in the discussion of Government Securities Income Fund) and other debt securities of U.S. issuers rated within the three highest grades used by Standard & Poor's (AAA, AA or A) or by Moody's (Aaa, Aa, or A) or which, if nonrated, are comparable in quality in the opinion of the Fund's Manager. The balance of the Fund's assets may be invested in debt securities rated in the fourth highest grade by the major rating services (i.e., at least "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or their equivalents) or, if not rated, judged to be of comparable quality. Securities rated BBB or Baa are considered investment grade securities having adequate capacity to pay interest and repay principal. Such securities may have speculative characteristics, however, and changes in economic and other conditions are more likely to lead to a weakened capacity of the issuer of such securities to make principal and interest payments than is the case with higher rated securities. Under normal circumstances, the Fund will maintain a dollar weighted average maturity of not more than five years. In determining the average maturity of the Fund's portfolio, the Manager may adjust the maturity dates on callable or prepayable securities to reflect the Manager's judgment regarding the likelihood of such securities being called or prepaid.

     The Fund may also invest in other debt securities including corporate debt securities such as bonds, notes and debentures, mortgage-backed securities including collateralized mortgage obligations and other asset-backed securities. For a more complete description of asset-backed securities, see "Government Securities Income Fund" discussion.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund for temporary defensive purposes, may invest up to 100% of its assets in cash or cash equivalents.

Principal Tax-Exempt Bond Fund
     The objective of Principal Tax-Exempt Bond Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of securities issued by or on behalf of state or local governments or other public authorities. Interest on these obligations ("Municipal Obligations") is exempt from federal income tax in the opinion of bond counsel to the issuer.

     The Fund will invest, during normal market conditions, at least 80% of its total assets in Municipal Obligations which, at the time of purchase, meet the following standards: (a) Municipal Bonds rated within the four highest grades by
(i) Moody's, these ratings are: Aaa, Aa, A and Baa or (ii) S&P, these ratings are: AAA, AA, A and BBB; (b) Municipal Notes rated within the highest grade by Moody's (MIG-1) or S&P (SP-1); (c) Municipal Commercial Paper rated within the highest grade by Moody's (Prime-1) or S&P (A-1); and (d) unrated Municipal Obligations comparable in quality to those described above in the opinion of the Fund's Manager.

     The Fund may invest up to 20% of its total assets in Municipal Obligations that do not meet the standards required for the balance of the portfolio as set forth above. Securities rated below BBB or Baa are commonly referred to as junk bonds. These investments normally will provide an opportunity for higher yield but will be more speculative than Municipal Obligations that meet higher standards. They typically will entail greater price volatility and a higher risk of default, that is, the nonpayment of interest and principal by the issuer. The Fund does not intend to purchase Municipal Obligations that would be in default as to payment of either interest or principal at the time of purchase. As a result, it will not purchase Municipal Bonds rated lower than B by Moody's or S&P (bonds that are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation) or Municipal Notes or Municipal Commercial Paper which is unrated by either Moody's or S&P and which in the opinion of the Fund's Manager is not comparable in quality to rated obligations. See the discussion of the High Yield Fund for information concerning risks associated with below-investment grade bonds.

     The Fund may also invest from time to time in the following taxable securities which mature one year or less from the time of purchase: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government securities"), domestic bank certificates of deposit and bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements ("Taxable Investments"). The Fund will make Taxable Investments primarily for liquidity purposes or as a temporary investment of cash pending its investment in Municipal Obligations. During normal market conditions, the Fund will not invest more than 20% of its total assets in Taxable Investments, the Municipal Obligations identified in the preceding paragraph and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund, however, may temporarily invest more than 20% of its assets in Taxable Investments when in the opinion of the Fund's Manager it is advisable to do so for defensive purposes because of market conditions.

     The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), but it may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizeable investments in such obligations could involve an increased risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, which are issued by industrial development authorities but may be backed only by the assets and revenues of the non-governmental entities that use the facilities financed by the bonds.

     During the fiscal year ended October 31, 1997, the percentage of the Fund's portfolio securities invested in the various ratings established by S & P, based upon the weighted average ratings of the portfolio, was as follows:

                   S & P Rating                Portfolio Percentage
                   ------------                --------------------
                        AAA                              .68%
                        AA                             17.35%
                         A                             41.74%
                        BBB                            36.15%
                        BB                              4.08%

     The above percentages for AA, A and BBB rated securities include unrated securities in the amount of .97%, 2.67% and 9.11%, respectively, which have been determined by the Manager to be of comparable quality.

     The Fund will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in its structure.

     MONEY MARKET FUNDS

     The Principal Funds currently include two Funds which seek a high level of income through investments in short-term securities. These Funds are Principal Cash Management Fund and Principal Tax-Exempt Cash Management Fund, together referred to as the "Money Market Funds." Securities in which the Money Market Funds will invest may not yield as high a level of current income as securities of lower quality and longer maturities which generally have less liquidity, greater market risk and more fluctuation.

     Each of the Money Market Funds will limit its portfolio investments to United States dollar denominated instruments that the Manager, subject to the oversight of the Board of Directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940.
Eligible Securities include:

     (1) A security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated in respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

     (2) A security that at the time of issuance was a long-term security with a remaining maturity of 397 calendar days or less, and whose issuer has received from a nationally recognized statistical rating organization a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for short-term debt obligations; or

     (3) an unrated security that is of comparable quality to a security meeting the requirements of (1) or (2) above, as determined by the board of directors.

     The Cash Management Fund will not invest more than 5% of its total assets in the following securities:

     (1) Securities which, when acquired by the Fund (either initially or upon any subsequent rollover), are rated in the second highest rating category for short-term debt obligations;

     (2) Securities which at the time of issuance were long-term securities but when acquired by the Fund have a remaining maturity of 397 calendar days or less, if the issuer of such securities is rated, with respect to a class of comparable short-term debt obligations, in the second highest rating category for short-term obligations; and

     (3) Securities which are unrated but are determined by the Fund's Board of Directors to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations.

     Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Each Fund intends to hold its investments until maturity, but may on occasion trade securities to take advantage of market variations. Also, revised valuations of an issuer or redemptions may result in sales of portfolio investments prior to maturity or at a time when such sales might otherwise not be desirable. Each Fund's right to borrow to facilitate redemptions may reduce the need for such sales. The sale of portfolio securities would be a taxable event. See "Tax Treatment of the Funds, Dividends and Distributions." It is the policy of the Money Market Funds to be as fully invested as reasonably practical at all times to maximize current income.

     Since portfolio assets of the Money Market Funds will consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since these Funds expect to usually transact purchases and sales of portfolio securities with issuers or dealers on a net basis, it is not anticipated that the Funds will pay any significant brokerage commissions. The Funds are free to dispose of portfolio securities at any time, when changes in circumstances or conditions make such a move desirable in light of their investment objectives.

Principal Cash Management Fund
     The objective of Principal Cash Management Fund is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing its assets in a portfolio of money market instruments. These money market instruments are U.S. Government Securities, U.S. Government Agency Securities, Bank Obligations, Commercial Paper, Short-term Corporate Debt, Repurchase Agreements and Taxable Municipal Obligations, which are described briefly below and in more detail in the Statement of Additional Information.

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

     U.S. Government Agency Securities are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whether supported by the full faith and credit of the U.S. Treasury or only by the credit of a particular agency or instrumentality.

     Bank Obligations consist of certificates of deposit which are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return and bankers acceptances which are time drafts drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     Commercial Paper is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.

     Short-term Corporate Debt consists of notes, bonds or debentures which at the time of purchase have one year or less remaining to maturity.

     Repurchase Agreements are transactions under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. Generally, Repurchase Agreements are of short duration, usually less than a week but on occasion for longer periods.

     Taxable  Municipal   Obligations  are  short-term   obligations  issued  or
guaranteed by state and municipal issuers which generate taxable income.

Principal Tax-Exempt Cash Management Fund
     The objective of Principal Tax-Exempt Cash Management Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund seeks to achieve its objective through investment in a professionally managed portfolio of high quality, short-term obligations that have been issued by or on behalf of state or local governments or other public authorities and that pay interest which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Obligations").

     The Fund may invest in Municipal Obligations with fixed, variable or floating interest rates and may invest in participation interests in pools of Municipal Obligations held by banks or other financial institutions. The Fund may treat a variable or floating interest rate obligation as maturing before its ultimate maturity date if the Fund has acquired a right to sell the obligation that meets requirements established by the Securities and Exchange Commission.

     The Fund expects to invest primarily in variable rate or floating rate instruments. Typically such instruments carry demand features permitting the Fund to redeem at par upon specified notice. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. The Manager will monitor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     The Fund may also invest in bond anticipation notes, tax anticipation notes, revenue anticipation notes, construction loan notes and bank notes issued by governmental authorities to commercial banks as evidence of borrowings. Since these short-term securities frequently serve as interim financing pending receipt of anticipated funds from the issuance of long-term bonds, tax collections or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

     The Fund may also invest from time to time on a temporary basis in the following taxable securities which mature 397 days or less from the time of purchase: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government securities"), domestic bank certificates of deposit and bankers' acceptances, United States dollar denominated foreign bank certificates of deposit and bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements ("Temporary Investments"). The Fund will make Temporary Investments primarily for liquidity purposes or as a temporary investment of cash pending its investment in Municipal Obligations. During normal market conditions, the Fund will not invest more than 20% of its total assets in Temporary Investments. The Fund, however, may temporarily invest more than 20% of its assets in Temporary Investments when in the opinion of the Fund's Manager it is advisable to maintain a temporary "defensive" posture.

     The Fund may invest in the securities of other open-end investment companies but may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund's Manager will waive its management fee on the Fund's assets invested in securities of other open-end investment companies. The Fund will generally invest in other investment companies only for short-term cash management purposes when the advisor anticipates the net return from the investment to be superior to alternatives then available. The Fund will generally invest only in those investment companies that have investment policies requiring investment in securities comparable in quality to those in which the Fund invests.

     The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), but it may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizeable investments in such obligations could involve an increased risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, which are issued by industrial development authorities but may be backed only by the assets and revenues of the non-governmental entities that use the facilities financed by the bonds. The Fund, however, will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax, and during normal market conditions, it will limit its investments in such securities and in Temporary Investments to 20% of its total assets.

     Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected, and the Fund would reevaluate its investment objective and policies and consider changes in its structure.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

     Following is a discussion of certain investment practices that the Funds may use in an effort to achieve their respective investment objectives.

Repurchase Agreements/Lending Portfolio Securities

     Each of the Funds may enter into repurchase agreements with, and each of the Funds, except the Capital Value Fund, Growth Fund and Cash Management Fund, may lend its portfolio securities to, unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations, and the Fund is delayed or prevented from recovering on the collateral. See the Statement of Additional Information for further information regarding the credit risks associated with repurchase agreements and the standards adopted by each Fund's Board of Directors to deal with those risks. None of the Funds intends either (i) to enter into repurchase agreements that mature in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would amount to more than 15% (10% for the Government Securities Income Fund) of its total assets or (ii) to lend securities in excess of 30% of its total assets.

Forward Commitments

     From time to time, each of the Income-Oriented Funds and the Balanced Fund may enter into forward commitment agreements which call for the Fund to purchase or sell a security on a future date and at a price fixed at the time the Fund enters into the agreement. Each of these Funds may also acquire rights to sell its investments to other parties, either on demand or at specific intervals.

Warrants

     Each of the Funds, except the Cash Management Fund, Government Securities Income Fund and Tax-Exempt Bond Fund, may invest in warrants up to 5% of its assets, of which not more than 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. For the International, International Emerging Markets and International SmallCap Funds, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange.

Borrowing

     As a matter of fundamental policy, each Fund may borrow money only for temporary or emergency purposes. The Capital Value, Cash Management, Growth, Tax-Exempt Bond and Tax-Exempt Cash Management Funds may borrow only from banks. Further, each Fund may borrow only in an amount not exceeding 5% of its assets, except:

     (1) the Capital Value Fund and Growth Fund, each of which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets less liabilities other than such borrowings, or (ii) 10% of its assets taken at cost at the time the borrowing is made;

     (2) the Cash Management Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets, or (ii) 10% of the value of its net assets taken at cost at the time the borrowing is made; and

     (3) the Tax-Exempt Cash Management Fund which may borrow in an amount which permits it to maintain a 300% asset coverage and while any such borrowing exceeds 5% of the Fund's total assets no additional purchases of investment securities will be made. If due to market fluctuations or other reasons the Fund's asset coverage falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

Options

     Each of the Funds (except Capital Value, Cash Management, Growth, Tax-Exempt Bond and Tax-Exempt Cash Management Funds) may purchase covered spread options, which would give the Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. These Funds may also purchase and sell financial futures contracts, options on financial futures contracts and options on securities and securities indices, but will not invest more than 5% of their assets in the purchase of options on securities, securities indices and financial futures contracts or in initial margin and premiums on financial futures contracts and options thereon. The Funds may write options on securities and securities indices to generate additional revenue and for hedging purposes and may enter into transactions in financial futures contracts and options on those contracts for hedging purposes.

General

     The Statement of Additional Information includes further information concerning the Funds' investment policies and applicable investment restrictions. The investment objectives of the Funds are fundamental and certain investment restrictions designated as such in this Prospectus or in the Statement of Additional Information are fundamental policies that may not be changed without approval by the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment policies described in this Prospectus and the Statement of Additional Information are not fundamental and may be changed by the Board of Directors of the appropriate Fund without shareholder approval.

RISK FACTORS

      An investment in any of the Growth-Oriented Funds involves the financial and market risks that are inherent in any investment in equity securities. These risks include changes in the financial condition of issuers, in economic conditions generally and in the conditions in securities markets. They also include the extent to which the prices of securities will react to those changes.

      An investment in any of the Income-Oriented Funds involves market risks associated with movements in interest rates. The market value of the Funds' investments will fluctuate in response to changes in interest rates and other factors. During periods of falling interest rates, the values of outstanding long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will affect the Funds' net asset values but will not affect cash income derived from the securities unless a change results from a failure of an issuer to pay interest or principal when due.

     The yields on an investment in either of the Money Market Funds will vary with changes in short-term interest rates. In addition, the investments of each Money Market Fund are subject to the ability of the issuer to pay interest and principal when due.

     Each of the following Principal Funds may invest in foreign securities to the indicated percentage of its assets: International, International Emerging Markets and International SmallCap Funds - 100%; Real Estate - 25%; Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond Fund, MidCap, SmallCap and Utilities Funds - 20%. Neither the Government Securities Income Fund nor the Tax-Exempt Bond Fund may invest in foreign securities. The Cash Management and Tax Exempt Cash Management Funds do not invest in foreign securities other than those that are United States dollar denominated. United State dollar denominated means that all principal and interest payments for the security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars. Debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations. Investment in foreign securities presents certain risks which may affect a Fund's net asset value. These risks include, but are not limited to, those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, the withholding of taxes on dividends at the source, political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. A Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

     Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In particular, securities markets in emerging market countries are known to experience long delays between the trade and settlement dates of securities purchased and sold, potentially resulting in a lack of liquidity and greater volatility in the price of securities on those markets. In addition, investments in smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, mature issuers. Such companies may have limited product lines and financial resources. Their securities may trade in more limited volume than larger companies and may therefore experience significantly more price volatility and less liquidity than securities of larger companies. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds which set forth the steps to be followed by the Manager and Invista Capital Management, Inc. ("Invista") to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. Oversight of this process is provided by the Executive Committee of the Boards of Directors.

HOW THE FUNDS ARE MANAGED


     Under Maryland law, the business and affairs of each of the Funds are managed under the direction of its Board of Directors. Investment services and certain other services are furnished to the Funds under the terms of a Management Agreement between each of the Funds and the Manager. The Manager for the Funds is Principal Management Corporation, an indirectly wholly-owned subsidiary of Principal Life Insurance Company. Principal Life was organized as a life insurance company in 1879 under the laws of the State of Iowa. The address of the Manager is Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life. As of October 31, 1997, the Manager served as investment advisor for 28 such funds with assets totaling approximately $5.0 billion.

     The Manager is responsible for investment advisory, managerial and administrative services for the Funds. However, under a Sub-Advisory Agreement between Invista and the Manager, Invista performs all the investment advisory responsibilities of the Manager for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities Income Fund and the Limited Term Bond Fund. The Manager will reimburse Invista for the cost of providing these services. Invista, an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Life. Assets under management at September 30, 1997 were approximately $25.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


     The Manager or Invista advises the Funds on investment policies and on the composition of the Funds' portfolios. In this connection, the Manager or Invista furnishes to the Board of Directors of each Fund a recommended investment program consistent with that Fund's investment objective and policies. The Manager or Invista is authorized, within the scope of the approved investment program, to determine which securities are to be bought or sold, and in what amounts.

     The Manager or Invista has assigned certain individuals the primary responsibility for the day-to-day management of each Fund's portfolio. The persons primarily responsible for the day-to-day management of each Fund are identified in the table below:

                              Primarily
      Fund              Fund Responsible Since                               Person Primarily Responsible
      ----              ----------------------                               ----------------------------
Balanced Fund                April, 1993            Judith A. Vogel, CFA (BA degree, Central College). Vice President, Invista
                                                    Capital Management, Inc., since 1987. Co-Manager since December, 1997: Martin
                                                    J. Schafer (BBA degree, University of Iowa). Vice President, Invista Capital
                                                    Management, Inc.

Blue Chip Fund               March, 1991            Mark T. Williams, CFA (MBA degree, Drake University). Vice President,
                             (Fund's inception)     Invista Capital Management, Inc., since 1995; Investment Officer, 92-95.
                                                    Prior thereto, Security Analyst.

Bond Fund                    November, 1996         Scott A. Bennett,CFA (MBA degree, University of Iowa) Assistant Director
                                                    Investment Securities, Principal Life Insurance Company, since 1996.
                                                    Prior thereto, Investment Manager.


Capital Value Fund           November, 1996         Catherine A. Zaharis, CFA, (MBA degree, Drake University). Vice President,
                                                    Invista Capital Management, Inc. since 1987.

Government Securities        May, 1985              Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
Income Fund                  (Fund's inception)     Capital Management,  Inc., since 1992. Director - Securities Trading,
                                                    Principal Life Insurance Company 1992; Prior thereto, Associate Director.


Growth and MidCap            August, 1987           Michael R. Hamilton, (MBA degree, Bellarmine College). Vice President, Funds
                             and December, 1987     Invista Capital Management, Inc., since 1987.
                             (Fund's inception),
                             respectively


High Yield Fund              April, 1998            Mark P. Denkinger, CFA (MBA, University of Iowa). Assistant Director -
                                                    Securities Investment, Principal Life Insurance Company since 1998. Prior thereto, Investment Manager.

International Fund           April, 1994            Scott D. Opsal, CFA (MBA degree, University of Minnesota). Executive Vice
                                                    President and Chief Investment Officer, Invista Capital Management, Inc.,
                                                    since 1997. Vice President, 1986-1997.

International Emerging       May, 1997              Kurtis D. Spieler, CFA (MBA degree, Drake University). Vice President,
Markets Fund                 (Fund's inception)     Invista Capital Management, Inc., since 1995; Investment Officer, 94-95.
                                                    Prior thereto, Investment Manager, Principal Life Insurance Company.


International SmallCap       May, 1997              Darren K. Sleister, CFA (MBA degree, University of Iowa). Investment Officer,
Fund                         (Fund's inception)     Invista Capital Management, Inc., since 1995; Prior thereto, Security Analyst.


Limited Term Bond            February, 1996         Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
Fund                         (Fund's inception)     Capital Management, Inc., since 1992. Director - Securities Trading,
                                                    Principal Life Insurance Company 1992; Prior thereto, Associate Director.



Real Estate Fund             December, 1997         Kelly D. Rush, CFA (MBA degree, University of Iowa). Assistant Director -
                             (Fund's inception)     Investment - Commercial Real Estate, Principal Life Insurance Company, since
                                                    1996; Prior thereto, Senior Administrator Investment - Commercial Real Estate.


SmallCap Fund                December, 1997         Co-Manager: Mark T. Williams, CFA (MBA degree, Drake University). Vice
                             (Fund's inception)     President, Invista Capital Management, Inc., since 1995;  Investment Officer,
                                                    1992-1995. Co-Manager: John F. McClain, (MBA degree, Indiana University).
                                                    Vice President, Invista Capital Management, Inc., since 1995; Investment
                                                    Officer, 1992-1995.


Tax-Exempt Bond              July, 1991             Daniel J. Garrett, CFA (MBA degree, Drake University). Assistant Director -
Fund                                                Securities Investment, Principal Life Insurance Company since 1994; Prior thereto, Senior Analyst.


Utilities Fund               April, 1993            Catherine A. Green, CFA (MBA degree, Drake University). Vice President,
                             (Fund's inception)     Invista Capital Management, Inc., since 1987.

     Until August 1, 1988 the International Fund's portfolio was managed by Principal Management, Inc. of Edmonton, Canada and Scottsdale, Arizona, which company has changed its name to Sea Investment Management, Inc. The Fund's previous manager and the current manager are unaffiliated. This change in managers should be kept in mind when reviewing historical investment results.

     For a description of the investment and other services provided by the Manager, see "Cost of Manager's Services" in the Statement of Additional Information. The management fee and total Class A share or total Class B share expenses incurred by each Fund for the period ended October 31, 1997 were equal to the following percentages of each Fund's respective average net assets:

                                                     Class A Shares                       Class B Shares
                                               ----------------------------         ----------------------------
                                                                    Total                                Total
                                               Manager's         Annualized         Manager's         Annualized
            Fund                                  Fee             Expenses             Fee             Expenses
            ----                               ---------         ----------         ---------         ----------

         Balanced Fund                            .60%              1.33%              .60%              2.14%
         Blue Chip Fund                           .50%              1.30%              .50%              2.06%
         Bond Fund                                .46%               .95%*             .40%              1.70%*
         Capital Value Fund                       .40%               .70%              .40%              1.65%
         Cash Management Fund                     .37%               .63%              .00%              1.47%*
         Government Securities Income Fund        .46%               .84%              .46%              1.39%
         Growth Fund                              .44%              1.03%              .44%              1.48%
         High Yield Fund                          .60%              1.22%              .60%              2.13%
         International Emerging Markets Fund     1.23%              2.03%             1.23%              2.16%
         International Fund                       .71%              1.39%              .71%              2.17%
         International SmallCap Fund             1.19%              1.99%             1.19%              2.07%
         Limited Term Bond Fund                   .25%               .90%*             .00%              1.24%*
         MidCap Fund                              .59%              1.26%              .59%              1.69%
         Tax-Exempt Bond Fund                     .48%               .79%              .48%              1.45%
         Tax-Exempt Cash Management Fund          .47%               .70%*             .00%              1.47%*
         Utilities Fund                           .50%              1.15%*             .54%              1.90%*

         * After waiver.

     The Manager voluntarily waived a portion of its fee for the Bond, Cash Management, Limited Term Bond, Utilities and Tax-Exempt Cash Management Funds throughout the fiscal year ended October 31, 1997. The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by the Bond, Limited Term Bond, Utilities and Tax-Exempt Cash Management Funds through October 31, 1998. The waiver, if necessary, for the Cash Management Fund will continue through February 28, 1998. If necessary, waivers will be in amounts that will maintain a total level of operating expenses which as a percentage of average net assets attributable to a class on an annualized basis during that period will not exceed, for the Class A shares, .95% for the Bond Fund, .90% for the Limited Term Bond Fund, 1.15% for the Utilities Fund and .75% for the Money Market Funds, and for the Class B shares, 1.70% for the Bond Fund, 1.25% for the Limited Term Bond Fund, 1.95% for the Utilities Fund and 1.50% for the Money Market Funds. The effect of the waivers is and will be to reduce each Fund's annual operating expenses and increase each Fund's yield.


     The Manager and Invista may purchase at their own expense statistical and other information or services from outside sources, including Principal Life Insurance Company. An Investment Service Agreement between each Fund, the Manager, and Principal Life Insurance Company provides that Principal Life Insurance Company will furnish certain personnel, services and facilities required by the Manager in connection with its performance of the Management Agreements, and that the Manager will reimburse Principal Life Insurance Company for its costs incurred in this regard.


     Among the expenses paid by each Fund are brokerage commissions on portfolio transactions, the cost of stock issue and transfer and dividend disbursements, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, the cost of shareholder meetings and taxes and interest (if any).

     The Funds may from time to time execute transactions for portfolio securities with, and pay related brokerage commissions to, Principal Financial Securities, Inc. ("PFS") and Morgan Stanley and Co., each a broker-dealer affiliated with Princor and/or the Manager for each of the Funds. PFS also provides distribution services for the Money Market Funds for which it is compensated by the Manager. These services include, but are not limited to, providing office space, equipment, telephone facilities and various personnel as necessary or beneficial to establish and maintain shareholder accounts. PFS receives a fee from the Manager calculated as a percentage of the average net asset value of shares of each Fund held in PFS client accounts during the period for which PFS provides the services. During the fiscal years ended October 31, 1995, 1996, and 1997, PFS received fees in the amount of $991,520, $1,650,714 and $1,765,033 respectively, in consideration of the services it rendered to the Cash Management Fund. During the fiscal years ending October 31, 1995, 1996, and 1997 PFS received fees in the amount of $191,789, $254,083 and $226,297 respectively, in consideration of the services it rendered to the Tax-Exempt Cash Management Fund.


     The Manager serves as investment advisor, dividend disbursing agent and, directly and through an affiliate, as transfer agent for each of the Funds sponsored by Principal Life Insurance Company. The Funds reimburse the Manager for the costs of providing these services.


HOW TO PURCHASE SHARES

     Purchases are generally made through registered representatives of Princor or other dealers it selects. If an order and check are properly submitted to Princor, the shares will be issued at the offering price next computed after the order and check are received at Princor's main office. If Fund shares are purchased by telephone order or electronic means and thereafter settled by delivery of a check or a payment by wire, the shares so purchased will be issued at the offering price next computed after the telephone or electronic order is received at Princor's main office. If an order and check are submitted through a selected dealer, the shares will be issued in accordance with the following: An order accepted by a dealer on any day before the close of the New York Stock Exchange and received by Princor before the close of its business on that day will be executed at the offering price computed as of the close of the Exchange on that day. An order accepted by such dealer after the close of the Exchange and received by Princor before its closing on the following business day will be executed at the offering price computed as of the close of the Exchange on such following business day. Dealers have the responsibility to transmit orders to Princor promptly. After an open account has been established, purchases will be executed at the price next computed after receipt of the investor's check at Princor's main office.
All orders are subject to acceptance by the Fund or Funds and Princor.

     Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to eight days or more. Investors considering redeeming or exchanging shares or transferring shares to another person shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

     Class B shares of the Cash Management Fund may be purchased only by an exchange from Class B shares of the Principal Funds. Shares of each of the other Principal Funds may be purchased by mail, by telephone or by exchange from other Principal Funds.

     Investments by Mail. Shares of the Funds may be purchased by submitting a completed application and check made payable to Principal Mutual Funds. An application is attached to this Prospectus. A different application is necessary to establish an IRA, TDA, SEP, SAR-SEP or certain employee benefit plans. See "Retirement Plans.".

     Investments by Telephone. Shares of the Funds may be purchased by placing a telephone order with Princor. Princor's telephone number is 1-800-247-4123. Investors must have a current Prospectus for the funds in order to place a telephone order. An investor must provide Princor with the payment for the order within three business days from the date the order is placed. The investor may provide this payment by submitting a check payable to Princor within the time period. In addition, investors may provide the purchase payment by wiring Federal Funds directly to Norwest Bank Iowa, N.A., on a day on which the New York Stock Exchange and Norwest Bank Iowa, N.A. are open for business. The investor should instruct the bank to wire transfer Federal Funds to: Norwest Bank Iowa, N.A., Des Moines, Iowa , ABA No. 073000228; for credit to: Princor Financial Services Corporation, Account No. 073-330; for further credit to: investor's name and account number. Payment for both initial purchases and subsequent purchases may be made by wire.

     Investors may make subsequent purchases by wire to existing accounts without placing a telephone order. However, if a telephone order is not placed, shares will be purchased at the offering price next computed after the wired payment is received by Princor. To make subsequent purchases by wire, the investor should instruct the bank to wire transfer Federal Funds to: Norwest Bank Iowa, N.A., Des Moines, Iowa , ABA No. 073000228; for credit to: Principal Management Corporation, Account No. 3000499968; for further credit to: investor's name and account number. Wire transfers may take two hours or more to complete. Investors may make special arrangements to transmit orders for Money Market Fund shares to Princor prior to 3:00 p.m. (Central Time) on a day when the Fund is open for business with the investor's assurance that payment for such shares will be made by wiring Federal Funds directly to Norwest Bank Iowa, N.A. prior to 10:00 a.m. the following regular business day. Such orders will be effected at the Fund's offering price in effect on the date such purchase order is received by Princor. Wire purchases through a selected dealer may involve other procedures established by that dealer.


     Minimum Purchase Amount. An investor may open an account with any of the Funds with a minimum initial investment of $1,000. Accounts established under the Uniform Gifts to Minors Act or Uniform Transfers Act may be funded with a minimum initial investment of $500. IRAs may be established with a minimum initial investment of $500. Additional investments of $100 or more may be made at any time without completing a new application. The minimum initial and subsequent investment amounts are not applicable to accounts used to fund certain employee benefit plans, to accounts designated as receiving accounts in a Dividend Relay Election, to Money Market Fund accounts used as sweep accounts, to accounts used as part of an asset allocation service provided by Princor Financial Services Corporation, to Money Market Fund accounts for which Delaware Charter Guarantee & Trust Company acts as trustee or to Automatic Investment Plans. Each Fund's Board of Directors reserves the right to change or waive minimum investment requirements at any time, which would be applicable to all investors alike.

     Automatic Investment Plan. An investor may make regular monthly investments through automatic deductions from the account of a bank or similar financial institution. The minimum monthly purchase is $50 for all Funds except the Money Market Funds, which have a $100 monthly minimum requirement. A $50 minimum monthly purchase may be established for the Money Market Funds if the account value is at least $1,000 at the time the plan is established. Plan forms and preauthorized check agreements are available from Princor on request. There is no obligation to continue the plan and it may be terminated by the investor at any time.


     Each Fund offers investors two classes of shares through this Prospectus which bear sales charges in different forms and amounts:

     Class A Shares. An investor who invests less than $1 million in Class A shares (except Class A shares of the Money Market Funds) pays a sales charge at the time of purchase. As a result, shares purchased are not subject to any charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares purchases of $1 million or more are not subject to a sales charge at the time of purchase but may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase. See "Offering Price of Funds' Shares." Class A shares of each of the Funds, except the Money Market Funds, currently bear a 12b-1 fee at the annual rate of up to 0.25% (.15% for the Limited Term Bond Fund) of the Fund's average net assets attributable to Class A shares. See "Distribution and Shareholder Servicing Plans and Fees."

     Class B Shares. Class B shares are purchased without an initial sales charge, but are subject to a declining contingent deferred sales charge ("CDSC") of up to 4% (1.25% for Limited Term Bond Fund) if redeemed within six years. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See Statement of Additional Information for discussion of sponsored Princor plans.) See "Offering Price of Funds Shares."

     Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (.50% for the Limited Term Bond Fund) of the Fund's average net assets attributable to Class B shares. See "Distribution and Shareholder Servicing Plans and Fees." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares will automatically convert to Class A shares, based on relative net asset value (without a sales charge), on the first business day of the 85th month after the purchase date (61st month for certain sponsored plans). Class B shares acquired by exchange from Class B shares of another Principal fund will convert into Class A shares based on the time of the initial purchase. (See "How to Exchange Shares".) At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions would convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     Which arrangement is better for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years (five years for certain sponsored plans) might consider Class B shares. Orders from individuals for Class B shares that when added to the current value of Class A shares and Class B shares combined for rights of accumulation purposes equal or exceeds $250,000 will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased.

OFFERING PRICE OF  FUNDS' SHARES

     The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

     Class A shares. Class A shares of the Money Market Funds are sold to the public at net asset value; no sales charge applies to purchases of the Money Market Funds. Class A shares of the Growth-Oriented and Income-Oriented Funds are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% (1.50% for the Limited Term Bond Fund) to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge will be determined by Princor.

                                       Sales Charge for
                                       All Funds Except              Sales Charge for
                                     Limited Term Bond Fund       Limited Term Bond Fund            Dealers Allowance as
                                     Sales Charge as % of:         Sales Charge as % of:            % of Offering Price
                                   ------------------------      ------------------------    --------------------------------
                                   Offering      Net Amount      Offering      Net Amount    All Funds Except    Limited Term
                                     Price        Invested         Price        Invested     Limited Term Bond       Bond
                                   --------      ----------      --------      ----------    -----------------   ------------
Less than $50,000                    4.75%          4.99%          1.50%          1.52%             4.00%            1.25%
$50,000 but less than $100,000       4.25%          4.44%          1.25%          1.27%             3.75%            1.00%
$100,000 but less than $250,000      3.75%          3.90%          1.00%          1.10%             3.25%            0.75%
$250,000 but less than $500,000      2.50%          2.56%          0.75%          0.76%             2.00%            0.50%
$500,000 but less than $1,000,000    1.50%          1.52%          0.50%          0.50%             1.25%            0.25%
$1,000,000 or more                     0              0              0              0               0.75%            0.25%

     CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more may be subject to CDSC upon redemption. A CDSC is payable to Princor on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of .75% (.25% for the Limited Term Bond Fund) of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Principal Fund will continue to be subject to the CDSC until the original 18 month period expires. However, no CDSC is payable with respect to redemptions of Class A shares used to fund a Princor 401 (a) or Princor 401 (k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets.

     The CDSC will be waived on redemptions of shares in connection with certain withdrawals from certain retirement plans. See Statement of Additional Information. Up to 10% of the value of Class A shares subject to a Periodic Withdrawal Plan may also be redeemed each year without a CDSC. See "Periodic Withdrawal Plan."

     Investors may be eligible to buy Class A shares at reduced sales charges. Consult your registered representative for details about Rights of Accumulation and Statement of Intention as well as the reduced sales charge available for the investment of certain life insurance and annuity contract death benefits and various Employee Benefit Plans and other plans. Descriptions are also included in the Statement of Additional Information.


     Investors may be able to purchase Class A shares at net asset value. The following persons may purchase Class A shares of the Growth-Oriented Funds and Income-Oriented Funds at the net asset value (without a sales charge): (1)
Principal Life Insurance Company and its directly and indirectly owned subsidiaries; (2) Active and retired directors, officers and employees of any of the Funds, Principal Life Insurance Company, and directly and indirectly owned subsidiaries of Principal Life Insurance Company (including full-time insurance agents of, and persons who have entered into insurance brokerage contracts with, Principal Life Insurance Company and its directly and indirectly owned subsidiaries and employees of such persons); (3) The Principal Financial Group Employees' Credit Union; (4) Non-ERISA investment advisory clients of Invista Capital Management, Inc., an indirectly wholly-owned subsidiary of Principal Life Insurance Company; (5) Sales representatives and employees of sales representatives of Princor or other dealers through which shares of the Funds are distributed; (6) Spouses, surviving spouses and dependent children of the foregoing persons; (7) Trusts primarily for the benefit of the foregoing individuals; (8) certain "wrap accounts" for the benefit of clients of Princor and other broker-dealers or financial planners selected by Princor; (9) clients of a registered representative of Princor or other dealers through which shares of the Funds are distributed and who has become affiliated with Princor or other dealer within 180 days prior to the date of the purchase of Class A shares of the Funds, if the investment represents the proceeds of a redemption within that 180 day period of shares of another investment company the purchase of which included a front-end sales charge or the redemption of which was subject to a contingent deferred sales charge; (10) Unit Investment Trusts sponsored by Principal Life Insurance Company and/or its directly or indirectly owned subsidiaries; (11) certain employee welfare benefit plan customers of Principal Life Insurance Company for whom Plan Deposit Accounts are established.

     Each of the Funds, except Principal Tax-Exempt Bond Fund and Principal Tax-Exempt Cash Management Fund, has obtained an exemptive order from the Securities and Exchange Commission ("SEC") to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Life Insurance Company. In addition, shares of each of these funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Life Insurance Company and for which Principal Life Insurance Company waives any applicable contingent deferred sales charges or other contract surrender charges.


     The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60 days notice to shareholders of existing accounts.

     Class B shares. Class B shares (including Class B shares of the Cash Management Fund) are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within six years of purchase (five years for certain sponsored plans). The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                                         Contingent Deferred Sales Charge
                                                  as a Percentage of
                                          Dollar Amount Subject to Charge
---------------------------------------------------------------------------------------------------------------------------
                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98
                                                                                     --------------------------------------
                                           All Funds                                      All Funds
      Years Since Purchase            Except Limited Term       Limited Term        Except Limited Term       Limited Term
         Payments Made                     Bond Fund              Bond Fund               Bond Fund             Bond Fund
      --------------------            -------------------       ------------        -------------------       ------------
  2 years or less                            4.0%                   1.25%                    3.00%                 .75%
  more than 2 years, up to  4 years          3.0%                   0.75%                    2.00%                 .50%
  more than 4 years, up to  5 years          2.0%                   0.50%                    1.00%                 .25%
  more than 5 years, up to 6 years           1.0%                   0.25%                     None                 None
  more than 6 years                            None                 None                      None                 None


     In determining how much, if any, a CDSC is payable on a redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How to Exchange Shares." Princor receives the entire amount of any CDSC paid.

     The CDSC will be waived on redemptions of shares arising out of death or disability or in connection with certain withdrawals from certain retirement plans. See the Statement of Additional Information. Up to 10% of the value of Class B shares subject to a Periodic Withdrawal Plan may also be redeemed each year without a CDSC. See "Periodic Withdrawal Plan."

     Non-cash compensation. Princor may, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Principal Funds. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Princor has established a non-cash compensation program for registered representatives of Principal Financial Securities, Inc. ("PFS") based upon sales of shares of the Principal funds during the year ending December 31, 1997. Registered representatives of PFS will receive a choice of promotional items, or will be invited to attend a professional development seminar, receive a subscription for a financial newspaper and an allowance to be used to promote the Principal Funds.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS AND FEES

     Class A Distribution Plan. Each of the Funds, except the Money Market Funds, has adopted a distribution plan for the Class A shares. The Fund will make payments from its assets to Princor pursuant to this Plan after the end of each month at an annual rate not to exceed 0.25% (.15% for the Limited Term Bond
Fund) of the average daily net asset value of the Fund. Princor will retain such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares but may remit on a continuous basis up to .25% (.15% for the Limited Term Bond Fund) to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

     Class B Distribution Plan. Each of the Funds, except Tax-Exempt Cash Management Fund, has adopted a distribution plan for the Class B shares. Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the Limited Term Bond Fund) of the Fund's average net assets attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

     Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans or 1.25% for the Limited Term Bond Fund) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Funds. In addition, Princor may remit on a continuous basis up to .25% (.15% for the Limited Term Bond Fund) to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their ongoing services and assistance.

     General. The purpose of the Plans is to permit the Fund to compensate Princor for expenses incurred by it in promoting and distributing Fund shares and providing services to Fund shareholders. If the aggregate payments received by Princor under any of the Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to that Plan, Princor will promptly reimburse the Fund for the amount of the excess. If expenses under a Plan exceed the amount for which Princor may be compensated in any one fiscal year, the Fund will not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to the Plans that exceeds the compensation limit. The Funds will not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with the Plans. The Plans are further described in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

     Each Fund calculates net asset value of a share of each class by dividing the total value of the assets attributable to the class, less all liabilities attributable to the class, by the number of shares outstanding of the class. Shares are valued as of the close of trading on the New York Stock Exchange each day the Exchange is open.

Growth-Oriented and Income-Oriented Funds
     The following valuation information applies to the Growth-Oriented and Income-Oriented Funds. Securities for which market quotations are readily available are valued using those quotations. Securities with remaining maturities of 60 days or less are valued at amortized cost when it is determined by the Board of Directors that amortized cost reflects fair value. Other assets are valued at fair value as determined in good faith through procedures established by the Board.

     As previously described, some of the Funds may purchase foreign securities, whose trading is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Money Market Funds
     Portfolio securities of the Money Market Funds are valued at amortized cost. For a description of this calculation procedure see the Statement of Additional Information. The Money Market Funds reserve the right to calculate or estimate their net asset values more frequently than once a day if they deem it desirable.

DISTRIBUTION OF INCOME DIVIDENDS AND REALIZED CAPITAL GAINS

Growth-Oriented and Income-Oriented Funds
     Each of these Funds distributes substantially all of its net income to shareholders each year according to the following schedule:

                Funds                                    Record date                            Payable date
                -----                                    -----------                            ------------
     Growth
     Balanced, Blue Chip,                        three business days before              March 24, June 24,
     Real Estate, and Utilities                  each payable date                       September 24 and December 24
                                                                                         (or previous business day)

     Capital Value and Growth                    three business days before              June 24 and December 24
                                                 each payable date                       (or previous business day)

     International, International                three business days before              December 24
     Emerging Markets,                           each payable date                       (or previous business day)
     International SmallCap,
     MidCap and SmallCap

     Income
     Bond, Government Securities                 three business days before              monthly on the 24th (or
     Income, High Yield, Limited                 each payable date                       previous business day)
     Term Bond and Tax-Exempt Bond

     Net realized capital gains for each of the Funds, if any, will be distributed annually. Generally the distribution will be made on the fourth business day of December, to shareholders of record on the third business day prior to the payable date.

     On the Account Application, you can authorize income dividend and capital gains distributions to be invested in additional Fund shares at net asset value (without a sales charge), invested in shares of other Principal Funds or paid in cash. You may change this instruction without charge at any time by giving ten days written notice to the Fund.

     Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. These dividends or distributions are subject to taxation like other dividends and distributions, even though they are in effect a return of capital. A shareholder of the Tax-Exempt Bond Fund who redeems shares when tax-exempt income has been accrued but not declared as a dividend by that Fund may have the portion of the redemption proceeds which represents such income taxed at capital gains rates.

Money Market Funds
     The Money Market Funds declare dividends of all their daily net investment income on each day the net asset value per share is determined. Dividends for each Fund are payable daily and are automatically reinvested in full and fractional shares of the Fund at the then current net asset value. Shareholders may request to have their dividends paid out monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the 20th day (or the preceding business day if the 20th is not a business day) of each month and the proceeds will be paid to them in cash.

     Net investment income of the Money Market Funds, for dividend purposes, consists of (1) accrued interest income plus or minus accrued discount or amortized premium; plus or minus (2) all net short-term realized gains and losses; minus (3) all accrued expenses of the Fund. Expenses of the Fund are accrued each day. Net income will be calculated immediately prior to the determination of net asset value per share of each Fund. Dividends payable on Class B shares of the Cash Management Fund on a per share basis will be lower than dividends payable on Class A shares of the Funds.

     Since it is the policy of each Money Market Fund, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, neither Fund expects any capital gains or losses. If either Fund does experience gains, however, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, either Fund realizes net long-term capital gains, it will distribute them once every 12 months.

     Since the net income of each Fund (including realized gains and losses on the portfolio securities) is normally declared as a dividend each time the net income of the Fund is determined, the net asset value per share of each Fund normally remains at $1.00 immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in either Fund, representing reinvestment of dividend income, is reflected by an increase in the number of shares of that Fund in the account.

     Normally each Fund will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss is realized. If the net investment income of either Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00. If this happens, the Fund may endeavor to restore the net asset value per share to $1.00 by reducing the number of outstanding shares by redeeming proportionately from shareholders without the payment of any monetary consideration, such number of full and fractional shares as is necessary to maintain a net asset value per share of $1.00. Each shareholder will be deemed to have agreed to such a redemption in these circumstances by investment in the Fund. The Fund may seek to achieve the same objective of restoring the net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share would increase to the extent of positive net income which is not declared as a dividend, or any other method approved by the Board of Directors for the Fund.

     The Board of Directors of each Fund may revise the above dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large presently unexpected expense, loss or fluctuation in net assets which in the opinion of the Board might have a significant adverse effect on the shareholders.

Dividend Relay Election

     Shareholders may elect to have dividends and capital gains distributions from one of the Principal Funds invested in shares of the same class of one of the other Principal Funds. This Dividend Relay Election can be made on the application or at any time on 10 days written notice or, if telephone transaction services apply to the account from which the dividends and distributions originate, on 10 days notice by telephone to the Fund. A signature guarantee may be required to make the Dividend Relay Election. See "General Information About a Fund Account." There is no administrative charge for this service. No sales charge will apply to the purchase of shares of the
Growth-Oriented or Income-Oriented Funds made pursuant to the election; dividends and distributions are credited to the receiving Fund the day they are paid at the receiving Fund's net asset value for that day. If the Dividend Relay Election is made to direct dividends and distributions from a Fund used to fund the shareholder's retirement plan (for example, an IRA) to a receiving Fund that is not used to fund the shareholder's retirement plan, a taxable distribution from the retirement plan will result.
Shareholders should consult their tax advisor prior to making such an election.

     Dividends and distributions derived from shares of the Funds used to fund certain employee benefit plans are not eligible for the Dividend Relay Election.

     If the Dividend Relay Election privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to redeem the account and send the proceeds to the shareholder.

     Shareholders may discontinue the Dividend Relay Election at any time on 10 days written notice or, if telephone transaction services apply to the account from which the dividends originate, on 10 days notice by telephone to the Fund. The Funds reserve the right to discontinue or modify this service upon 60 days written notice to shareholders.

TAX TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

     It is the policy of each of the Funds to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Funds intend to qualify for the tax treatment applicable to regulated investment companies under the provisions of the Internal Revenue Code. This means that in each year in which a Fund so qualifies, it will be exempt from federal income tax upon the amounts so distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Funds intend to comply with the Act's requirements and to avoid this excise tax. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities where the ex-dividend date may have passed, in which case such dividends are recorded as soon as the Fund is informed of the ex-dividend date. The Funds are required by law to withhold 31% of dividends paid to investors who do not furnish the Fund their correct taxpayer identification number, which in the case of most individuals is their social security number.

     The Tax-Exempt Bond Fund and Tax-Exempt Cash Management Fund also intend to qualify to pay exempt-interest dividends to their shareholders. An exempt-interest dividend is that part of dividend distributions made by the Funds which consists of interest received by the Funds on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends when calculating the corporate alternative minimum tax. Persons investing on behalf of a Subchapter S corporation should seek the advice of a tax advisor prior to purchasing shares of the Tax-Exempt Bond Fund or Tax-Exempt Cash Management Fund. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item to determine whether they are subject to the alternative minimum tax. These Funds may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

     In each fiscal year when, at the close of such year, more than 50% of the value of the International, International Emerging Markets or International SmallCap Fund's total assets are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Internal Revenue Code to permit its shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in gross income for federal income tax purposes both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. The shareholders would then be entitled to subtract from their federal income taxes the amount of such taxes withheld, or else treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit for tax deduction is subject to certain limitations.

     Under the federal income tax law, dividends paid from investment income and from realized short-term capital gains, if any, are generally taxable at ordinary income rates whether received in cash or additional shares. The net income of the Cash Management Fund for purposes of its financial reports and determination of the amount of distributions to shareholders may exceed its net income as determined for tax purposes because certain market discount income will be currently included as income for book purposes but not for tax purposes. Although all net income for book purposes will be distributed to shareholders, such distributions are taxable to shareholders of the Fund as ordinary income only to the extent that they do not exceed the shareholder's ratable share of the Fund's investment income and any short-term capital gain as determined for tax purposes. The balance, if any, will be applied against and will reduce the shareholder's cost or other tax basis for the shares.

     Dividends from net investment income of each of the Funds will be eligible for a 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Dividends from the Income-Oriented Funds and the Money Market Funds are not expected to qualify for the 70% dividend received deduction. Dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January will be deemed to have been distributed to shareholders in December. The Funds will inform shareholders of the amount and nature of their income dividends and capital gains distributions. Dividends from net income and distributions of capital gains may also be subject to state and local taxation.

     Additional information regarding taxation is included in the Statement of Additional Information. Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

HOW TO EXCHANGE SHARES

     Class A shares for all of the Funds (except the Money Market Funds and the Limited Term Bond Fund), or Class B shares for all of the Funds may be exchanged at net asset value for shares of the same class of any other Principal Fund described in the Prospectus, at any time. Class A shares of the Limited Term Bond Fund may be exchanged at net asset value for Class A shares of any of the other Principal Funds at any time 90 days after the purchase of such shares. The CDSC that might apply if Class B shares, or certain Class A shares, are redeemed will not apply if these shares are exchanged. However, for purposes of computing the CDSC on the shares acquired through the exchange, the length of time the acquired shares have been owned by a shareholder will be measured from the date of original purchase of the exchanged shares and the amount of the CDSC will be determined based upon the CDSC table to which the exchanged shares were subject. Thus, when shares acquired through the exchange are redeemed, the redemption may be subject to the CDSC, depending upon when the exchanged shares were originally purchased.

     Class A shares of Principal Cash Management Fund or Principal Tax-Exempt Cash Management Fund acquired by direct purchase are not included in the net asset value exchange privilege. However, Class A shares of these two Funds acquired by exchange of any other Principal Fund shares, or by conversion of Class B shares, and additional shares which have been purchased by reinvesting dividends earned on Class A shares, may be exchanged for other Class A shares without a sales charge. In addition, Class A shares of the Money Market Funds acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for Class B shares of any Growth-Oriented or Income-Oriented Fund.

     Shares of a Fund used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds made available to such plan. A request for an exchange of shares used to fund an Employee Benefit Plan must be made in accordance with the procedures provided in the Plan and the written service agreement. All other shareholders may exchange shares by simply submitting a written request or a completed Exchange Authorization Form to the Fund. Exchange Authorization Forms are available by calling or writing the Fund. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase. A telephone exchange privilege is currently available for amounts up to $500,000. Procedures for telephone transactions are described under "How to Sell Shares." The telephone exchange privilege is not available for accounts for which share certificates remain outstanding.

     A shareholder may also make an Automatic Exchange Election. This election authorizes an exchange as described above from one Principal Fund to any or all of the other Principal Funds on a monthly, quarterly, semiannual or annual basis. The minimum amount that may be exchanged into any Principal Fund must equal or exceed $300 on an annual basis. The exchange will occur on the date of the month specified by the shareholder in the election so long as the day is a trading day. If the designated day is not a trading day, the exchange will occur on the next trading day occurring during that month. If the next trading day occurs in the following month, the exchange will occur on the trading day prior to the designated day. The Automatic Exchange Election may be made on the open account application, on 10 days written notice or, if telephone transaction services apply to the account from which the exchange is made, on 10 days notice by telephone to the Fund from which the exchange will be made. See "How to Sell Shares" for an explanation of the applicability of telephone transaction services. Exchanges from a Fund used to fund the shareholder's retirement plan to a Principal Fund not used to fund the shareholder's retirement plan will result in a taxable distribution from the retirement plan. Shareholders should consult their tax adviser prior to making such an exchange. A shareholder may modify or discontinue the election on 10 days written notice or notice by telephone to the Fund from which exchanges are made.

     General - An exchange, whether in writing, by telephone or other means, by any joint owner shall be binding upon all joint owners. If the exchanging shareholder does not have an account with the Fund in which shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and dealer of record as the account from which shares are exchanged. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired. A shareholder may receive shares in exchange only if they may be legally offered in the shareholder's state of residence. If a certificate has been issued an exchange will be made only upon receipt of the certificate of shares to be exchanged. In order to establish a systematic accumulation plan or a periodic withdrawal plan for the new account, an exchanging shareholder must file a specific written request.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Directors or Principal Management Corporation believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. A shareholder may modify or discontinue an election on 10 days written notice or notice by telephone to the Fund from which exchanges are made.

HOW TO SELL SHARES

     Each Fund will redeem its shares upon request. Shares are redeemed at the net asset value calculated after the Fund receives the request in proper form, less any applicable CDSC. There is no additional charge for redemptions. Redemptions, whether in writing or by telephone or other means, by any joint owner shall be binding upon all joint owners. The amount received for shares upon redemption may be more or less than the cost of such shares depending upon the net asset value at the time of redemption. The Funds generally send redemption proceeds the business day after the request is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than three business days, as permitted by federal securities law. A Fund will redeem only those shares for which it has received payment. To avoid the inconvenience of a delay in obtaining redemption proceeds, shares may be purchased with a certified check, bank cashiers check or money order.

     A request for the redemption of shares used to fund certain employee benefit plans must be made in accordance with the procedures provided in the Plan and the written service agreement. Princor usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Princor for details. Shareholders may redeem by mail, by telephone or, in the case of Class A shares of Money Market Fund accounts, by a checkwriting service. The Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon written notice to shareholders.

     By Mail - A shareholder simply sends a letter to Princor, at P.O. Box 10423, Des Moines, Iowa 50306, requesting redemption of any part or all of the shares owned by specifying the Fund account from which the redemption is to be made and either a dollar or share amount. The letter must provide the account number and be signed by a registered owner. If certificates have been issued, they must be properly endorsed and forwarded with the redemption request. If payment of less than $100,000 is to be mailed to the address of record, which has not been changed within the three month period preceding the redemption request, and is made payable to the registered shareholder or joint shareholders, or to Principal Mutual Life Insurance Company or any of its affiliated companies, the Fund will not require a signature guarantee as a part of a proper endorsement; otherwise the shareholder's signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

     By Telephone - Shareholders may redeem shares valued at up to $100,000 from any one Fund by telephone, unless the shareholder has notified the Fund of an address change within the three month period preceding the date of the request. Such redemption proceeds will be mailed to the shareholder's address of record. Telephone redemption proceeds may also be sent by check or wire transfer to a commercial bank account in the United States previously authorized in writing by the shareholder. A wire charge of up to $6.00 will be deducted from the Fund account from which the redemption is made for all wire transfers. If proceeds are to be used to settle a securities transaction with a selected dealer, telephone redemptions may be requested by the shareholder or upon appropriate authorization from an authorized representative of the dealer, and the proceeds will be wired to the dealer. The telephone redemption privilege is available only if telephone transaction services apply to the account from which shares are redeemed. Telephone transaction services apply to all accounts, except accounts used to fund a Princor IRA or TDA or certain employee benefit plans, unless the shareholder has specifically declined this service on the account application or in writing to the Fund. The telephone redemption privilege will not be allowed on shares for which certificates have been issued.

     Shareholders may exercise the telephone redemption privilege by telephoning 1-800-247-4123. If all telephone lines are busy, shareholders might not be able to request telephone redemptions and would have to submit written redemption requests. Although the Funds and the transfer agent are not responsible for the authenticity of redemption requests received by telephone, the right is reserved to refuse telephone redemptions when in the opinion of the Fund from which the redemption is requested or the transfer agent it seems prudent to do so. The shareholder bears the risk of loss caused by a fraudulent telephone redemption request the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birth date and names of all owners listed on the account and sending a written confirmation of the transaction to the shareholder's address of record. In addition, the Fund directs redemption proceeds made payable to the owner or owners of the account only to an address of record that has not been changed within the three-month period prior to the date of the telephone request, or to a previously authorized bank account.

     By Checkwriting Service - Shareholders of Class A shares of the Money Market Funds may redeem shares, other than shares subject to a CDSC or shares used to fund a Princor IRA, TDA, SEP, SAR-SEP or certain employee benefit plans, by writing checks on their accounts if this service is elected when completing the Fund application. Upon receipt of the properly completed form and signature card, the Fund will provide withdrawal checks drawn on Norwest Bank Iowa, N.A. These checks may be payable to the order of any person in the amount of not less than $100. Shareholders will continue to earn dividends until the check clears. After a check is presented to Norwest Bank for payment, a sufficient number of full or fractional shares will be redeemed from the account to cover the amount of the check. Shareholders currently pay no fee for the checkwriting service, but this may be changed in the future upon written notice to shareholders. The checkwriting service is not available on shares for which certificates have been issued.

     Shareholders utilizing withdrawal checks will be subject to Norwest Bank's rules governing checking accounts. Shareholders should make sure their accounts have sufficient shares to cover the amount of any check drawn. If insufficient shares are in the account, the check will be returned marked "Insufficient Funds" and no shares will be redeemed. The checkwriting service may be revoked on accounts on which "Insufficient Funds" checks are drawn. Accounts may not be closed by a withdrawal check because the exact amount of the account will not be known until after the check is received by Norwest Bank.

     Moreover, following a purchase by check, redemptions from the Money Market Funds pursuant to the checkwriting service or any of the Principal Funds pursuant to the telephone withdrawal procedure will not be permitted until payment has been collected on the check. During the period prior to the time the redemption is effective, dividends on the Money Market Funds' shares will accrue and be paid and the shareholder will be entitled to exercise all other rights of beneficial ownership.

     Reinvestment Privilege - Within 60 days after redemption, shareholders who redeem all or part of their Class A shares for which a sales charge was paid or which were acquired by the conversion of Class B shares, or Class B shares for which a CDSC was paid, have a onetime privilege to reinvest the amount redeemed in Class A shares of any of the Funds without a sales charge.

     The reinvestment or exchange will be made at the net asset value next computed after written notice of exercise of the privilege is received in proper and correct form by Princor. All reinvestments or exchanges are subject to acceptance by the Fund or Funds and Princor. The redemption which precedes such reinvestment or exchange is regarded as a sale; therefore, if the shareholder has realized a gain on the redemption, such gain may be taxable and exercising the reinvestment privilege will not alter any tax payable. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for federal income tax purposes. Accurate records should be kept for the duration of the account for tax purposes.

PERIODIC WITHDRAWAL PLAN

     A shareholder may request that a fixed number of Class A shares or Class B shares ($25 initial minimum amount) or enough Class A shares or Class B shares to produce a fixed amount of money ($25 initial minimum amount) be withdrawn from an account monthly, quarterly, semiannually or annually. As described under "Offering Price of the Funds' Shares," withdrawals from certain Class A shares of the Funds other than the Money Market Funds, and Class B shares may be subject to a CDSC. However, each year a shareholder may make periodic withdrawals of up to 10% of the value of an account for Class B shares without incurring a CDSC. The amount of the 10% free withdrawal privilege for an account is initially determined based upon the value of the account as of the date of the initial periodic withdrawal. If a periodic withdrawal plan is established at the time Class B shares are purchased, the amount of the initial 10% free withdrawal privilege may be increased by 10% of the amount of additional purchases in that account made within 60 days after Class B shares were first purchased. After a periodic withdrawal plan has been established the amount of the 10% withdrawal privilege will be re-determined as of the last business day of December each year. The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that the investor may withdraw. Shareholders considering the implementation of a Plan using shares of the Tax-Exempt Bond Fund are cautioned that the portion of redemption proceeds which represents tax-exempt income which has been accrued but not declared as a dividend by the Fund may be taxed at capital gains rates. See "Distribution of Income Dividends and Realized Capital Gains." An investor may initiate a Periodic Withdrawal Plan by signing an Agreement for Periodic Withdrawal Form and depositing any share certificates that have been issued or, if no certificates have been issued and telephone transaction services apply to the account, by telephoning the Fund.

     A shareholder of Class A shares of the Money Market Funds may establish a Pre-Authorized Check (PAC) Withdrawal Service to enable a shareholder's creditor to receive monthly installment payments from the shareholder's account if the shareholder's creditor is capable of providing this service. The shareholder's creditor will provide the necessary forms to establish a PAC Withdrawal Service.


     Redemptions to pay insurance premiums - Upon completion of the necessary authorization, shareholders of Class A shares of the Money Market Funds who pay insurance or annuity premiums or deposits to Principal Life Insurance Company or its affiliated companies may authorize automatic redemptions from Class A shares of the Fund to pay such amounts. Details relative to this option may be obtained from the Funds.


     Cash withdrawals are made out of the proceeds of redemption on the day designated by the shareholder, so long as the day is a trading day, and will continue until cancelled. If no date is designated, redemptions will occur on the fifteenth day of the month. If the designated day is not a trading day, the redemption will occur on the next trading day occurring during that month. If the next trading day occurs in the following month, the redemption will occur on the trading day prior to the designated day. Withdrawal payments will be sent on or before the third business day following such redemption. The redemption of shares to make payments under this Plan will reduce and may eventually exhaust the account. An investor will be disadvantaged by making additional purchases of shares of any investment company on which there is a sales charge at the same time that a Periodic Withdrawal Plan is in effect since a duplication of sales charges will result. No purchase payments for shares of any Fund except Cash Management Fund or Tax-Exempt Cash Management Fund will be knowingly accepted by Princor Financial Services Corporation while periodic withdrawals under this plan are being made, unless the purchase represents a substantial addition to the shareholder's account.

     Each redemption of shares may result in a gain or loss, which may be reportable for income tax purposes. An investor should keep an accurate record of any gain or loss on each withdrawal. Shareholders should consult their tax advisors prior to establishing a periodic withdrawal plan from an Individual Retirement Account. Any income dividends or capital gains distributions on shares held under a Periodic Withdrawal Plan are reinvested in additional shares at net asset value. Withdrawals may be stopped at any time without penalty, subject to notice in writing which is received by the Fund.

PERFORMANCE CALCULATION

     From  time  to  time,  the  Funds  may  publish  advertisements  containing information (including graphs, charts, tables and examples) about the performance of one or more of the Funds and about a Fund's largest industry holdings and largest five to ten specific securities holdings in its portfolio. The funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices. The Funds' yield and total return figures described below will vary depending upon market conditions, the composition of the Funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Funds' performance figures to performance figures published for other investment vehicles. Any performance data quoted for the Funds represents only historical performance and is not intended to indicate future performance of the Funds. For further information on how the Funds calculate yield and total return figures, see the Statement of Additional Information.

Growth-Oriented and Income-Oriented Funds

     The Income-Oriented Funds may advertise their respective yields and average annual total returns. The Growth-Oriented Funds may advertise their respective average annual total returns. Yield is determined by annualizing each Fund's net investment income per share for a specific, historical 30-day period and dividing the result by the ending maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund for the same period. Average annual total return for each Fund is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. The same assumptions are made when computing cumulative total return by dividing the ending redeemable value by the initial investment. These calculations assume the payment of the maximum front-end load (in the case of Class A shares) or the applicable CDSC (in the case of Class B shares). The Funds may also calculate total return figures for a specified period that reflect reduced sales charges available to certain classes of investors and figures that do not take into account the maximum initial sales charge or contingent deferred sales charge to illustrate changes in the Funds' net asset values over time. A tax-equivalent yield may also be advertised by the Tax-Exempt Bond Fund.

Money Market Funds

     From time to time the Money Market Funds may advertise their respective yield and effective yield. The yield of each Fund refers to the income generated by an investment in that Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A tax-equivalent yield may also be advertised by the Tax-Exempt Cash Management Fund.

     The yield for the Money Market Funds will fluctuate daily as the income earned on the investments of the Funds fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Funds are open-end investment companies and there is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Funds is not insured. Investors comparing results of the Funds with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

     Share certificates will be issued to shareholders only when requested. Shareholders of the Funds will receive a statement of account for the Fund in which they have invested. The Funds treat the statement of account as evidence of ownership of Fund shares.
This is known as an open account system. Each Fund bears the cost of the open account system.

     A confirmation statement indicating the current transaction and the total number of Fund shares owned will generally be provided each time a shareholder invests in a Fund. However, there are certain exceptions, described below, when quarterly or monthly confirmation statements will be provided.

     Quarterly Statements. A quarterly statement disclosing information regarding purchases, redemptions, and reinvested dividends or distributions occurring during the quarter, as well as the balance of shares owned and account values as of the statement date will be provided to shareholders for the following types of accounts:

    1. Accounts for which the only activity during a calendar quarter is the purchase of shares due to the reinvestment of dividends and/or capital gains distributions from the Fund or from another Principal Fund as a result of a Dividend Relay Election;
     2. Accounts from which redemptions are made pursuant to a Periodic Withdrawal Plan;
     3. Accounts for which purchases are made pursuant to a Systematic Accumulation Plan;
     4. Accounts from which purchases or redemptions are made pursuant to an automatic exchange election;
     5. Accounts used to fund certain individual retirement or individual pensions plans qualified under the Internal Revenue Code; and
     6. Accounts established through an arrangement involving a group of two or more shareholders for whom purchases of shares are made through a person (e.g. an employer ) designated by the group. A statement indicating receipt of the total amount paid by the group will be sent to the designated person at the time each purchase is made. If the payment on behalf of the group is not received from the designated person within 10 days of the date such payments are to be made, each member will be notified and thereafter each member will receive a statement at the time of each purchase for the three succeeding payments. If a payment is not received in the current quarter on behalf of a member for whom a payment had been received in the previous quarter, a statement will be sent to such group member reflecting that a payment was not received on the member's behalf.

     Monthly Statements. Shareholders of the Money Market Funds for whom quarterly statements are not available, will receive a monthly statement disclosing the current balance of shares owned and a summary of transactions through the last business day of the month.

     Signature Guarantee. The Funds have adopted the policy of requiring signature guarantees in certain circumstances to safeguard shareholder accounts. A signature guarantee is necessary under the following circumstances:


     1. If a redemption payment is to be made payable to a payee other than the registered shareholder or joint shareholders, or Principal Life Insurance Company or any of its affiliated companies or selected administrators of qualified retirement plans;


     2. To make a Dividend Relay Election directing dividends from a Fund account which has joint owners to a Fund account which has only one owner or different joint owners;

     3.  To change the ownership of the account;

     4. To add telephone transaction services to an account established prior to March 1, 1992 or to any account after the initial application is processed;

     5. When there is any change to a bank account designated under an established telephone withdrawal plan; and

     6. If a redemption payment is to be mailed to an address other than the address of record or to an address of record that has been changed within the preceding three months.

     A shareholder's signature must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public is not acceptable.

     Minimum Account Balance. Although there currently is no minimum balance, due to the disproportionately high cost of maintaining small accounts, the Funds reserve the right to redeem all shares in an account with a value of less than $300 and to mail the proceeds to the shareholder. Involuntary redemptions will not be triggered solely by market activity. Shareholders will be notified before these redemptions are to be made and will have thirty days to make an additional investment to bring their accounts up to the required minimum. The Funds reserve the right to increase the required minimum.

RETIREMENT PLANS


     Shares of the Funds, except the Tax-Exempt Bond and Tax-Exempt Cash Management Fund, are offered to fund certain retirement plans for which Principal Life Insurance Company acts as custodian. These retirement plans include Individual Retirement Accounts (IRAs), Simplified Employee Pension and Salary Reduction Simplified Employee Pension Plans (SEPs and SAR/SEPs) all of which are described in Section 408 of the Internal Revenue Code, and salary deferral TDA plans as described in Section 403(b)(7) of the Internal Revenue Code. The necessary forms to establish one of the Princor retirement plans, including an application, may be obtained from a registered representative of Princor or by calling 1-800-451-5447. DO NOT USE THE APPLICATION INCLUDED IN THIS PROSPECTUS TO START A PRINCOR RETIREMENT PLAN. The Systematic Accumulation Plan may be used to purchase shares of the Funds for a Princor retirement plan. See "How to Purchase Shares." Telephone redemptions are not available on accounts used to fund a Princor retirement plan. See "How to Sell Shares." Investors should consult their tax counsel for retirement plan tax information.


SHAREHOLDER RIGHTS

     The following information is applicable to each of the Principal Funds. Each Fund's shares (except Tax-Exempt Bond Fund and Tax-Exempt Cash Management
Fund) are currently divided into three classes. Shares of the Tax-Exempt Bond Fund are divided into two classes. The Tax-Exempt Cash Management Fund is only offered in Class A shares. Each Fund share is entitled to one vote with fractional shares voting proportionately. All classes of shares for each Fund will vote together as a single class except where required by law or as determined by the Fund's Board of Directors. Shares are freely transferable, are entitled to dividends as declared by the Fund's Board of Directors and, if the Fund were liquidated, would receive the net assets of the Fund. Shareholders of a Fund may remove any director of that Fund with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of shareholders. Shareholders will be assisted with shareholder communication in connection with such matter.

     The Board of Directors of each Fund may increase or decrease the aggregate number of shares which the Fund has authority to issue and may issue two or more classes of shares having such preferences and special or relative rights and privileges as the Directors may determine, without shareholder approval.

     The Funds are not required to hold an annual meeting of shareholders in any year unless required to do so under the Investment Company Act of 1940. The Funds intend to hold shareholder meetings only when required by law and at such other times as may be deemed appropriate by their respective Boards of Directors. However, each Fund will hold a meeting of shareholders when requested to do so in writing by the holders of 10% or more of the outstanding shares of that Fund.


     Shareholder inquiries should be directed to the appropriate Fund at Principal Financial Group, Des Moines, Iowa 50392.

     As  of  October  31,  1997,   Principal  Life  Insurance  Company  and  its
subsidiaries and affiliates owned 25% or more of the outstanding voting shares of each Fund as indicated:
                                                                Percentage of
                                              Number of       Outstanding Shares
                    Fund                    Shares Owned             Owned
                    ----                    ------------      ------------------
     Capital Value Fund                       5,332,094             29.30%
     International Emerging Markets Fund      1,000,000             77.70%
     International SmallCap Fund              1,000,000             71.20%
     Limited Term Bond Fund                   1,111,843             50.37%


ADDITIONAL INFORMATION

     Organization: The Funds were incorporated in the state of Maryland on the following dates: Balanced Fund - November 26, 1986; Blue Chip Fund - December 10, 1990; Bond Fund - December 2, 1986; Capital Value Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Cash Management Fund - June 10, 1982; International Emerging Markets Fund - May 27, 1997; Government Securities Income Fund - September 5, 1984; Growth Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); High Yield Fund - November 26, 1986; International Fund - May 12, 1981; International SmallCap Fund - May 27, 1997; Limited Term Bond Fund - August 9, 1995; MidCap Fund - February 20, 1987; Real Estate Fund - May 27, 1997; SmallCap Fund August 13, 1997; Tax-Exempt Bond Fund - June 7, 1985; Tax-Exempt Cash Management Fund - August 17, 1987; Utilities Fund - September 3, 1992.

     Custodian: Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the portfolio securities and cash assets of each of the Funds except the International Emerging Markets Fund, International Fund and International SmallCap Fund. The custodian for the International Emerging
Markets Fund, International Fund and International SmallCap Fund is Chase Manhattan Bank, Global Securities Services, Chase Metro Tech Center, Brooklyn, New York 11245. The custodians perform no managerial or policymaking functions for the Funds.

     Capitalization: The authorized capital stock of each Fund consists of 100,000,000 shares of common stock (2,000,000,000 for Principal Cash Management Fund and 1,000,000,000 Principal Tax-Exempt Cash Management Fund), $.01 par value.

     Financial Statements: Copies of the financial statements of each Fund will be mailed to each shareholder semiannually. At the close of each fiscal year, each Fund's financial statements will be audited by a firm of independent auditors. The firm of Ernst & Young LLP has been appointed to audit the financial statements of each Fund for their respective present fiscal years.

     Registration Statement: This Prospectus omits some information contained in the Statement of Additional Information (also known as Part B of the Registration Statement) and Part C of the Registration Statements which the Funds have filed with the Securities and Exchange Commission. The Funds' Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of this Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor
Financial Services Corporation. You may obtain a copy of Part C of the Registration Statements filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

     Principal Underwriter: Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306, is the principal underwriter for each of the Principal Funds.

     Transfer  Agent  and  Dividend  Disbursing  Agent:   Principal   Management
Corporation, The Principal Financial Group, Des Moines, Iowa, 50392, is the transfer agent and dividend disbursing agent for each of the Principal Funds.